UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23850

Aristotle Funds Series Trust
(Exact name of registrant as specified in charter)

11100 Santa Monica Blvd., Suite 1700

Los Angeles, CA 90025
(Address of principal executive offices) (Zip code)

Richard Schweitzer

11100 Santa Monica Blvd., Suite 1700

Los Angeles, CA 90025
(Name and address of agent for service)

(844-274-7885)

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period: January 1, 2023 through December 31, 2023

Item 1. Reports to Stockholders.

(a)

ARISTOTLE FUNDS

ARISTOTLE FUNDS SERIES TRUST
ANNUAL REPORT
As of December 31, 2023

WWW.ARISTOTLEFUNDS.COM

This document must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS
Shareholder Letter	A-1
Expense Example	A-20
Schedules of Investments	A-23
Financial Statements
Statements of Assets and Liabilities	B-1
Statements of Operations	B-3
Statements of Changes in Net Assets	B-4
Financial Highlights	B-8
Notes to Financial Statements	C-1
Report of Independent Registered Public Accounting Firm	D-1
Additional Notices	D-2

Aristotle Funds Series Trust
Shareholder Letter
December 31, 2023 (Unaudited)

Dear Shareholder,

It is our pleasure to deliver to you the Annual Report for the period ended December 31, 2023, for Aristotle Core Equity Fund, Aristotle International Equity Fund, Aristotle Small Cap Equity Fund, Aristotle Value Equity Fund and Aristotle/Saul Global Equity Fund.

This past year was a pivotal time for the Aristotle Funds. It all started in late 2022 with Aristotle Capital Management, LLC announcing its acquisition of Pacific Asset Management LLC (“PAM”) from Pacific Life Insurance Company (“Pacific Life”) and the reorganization of certain funds that were sub-advised by PAM and other investment advisers in the Pacific Life fund complex. The acquisition closed on April 17, 2023, and culminated in the formation of the Aristotle Funds Series Trust (the “Trust”). Then, on October 23, 2023, the Trust completed a second mutual fund reorganization by acquiring the predecessors of the Aristotle Funds covered by this report, thus creating a family of nineteen funds under a single brand name: Aristotle Funds.

We are extremely excited for this opportunity ahead of us. This acquisition brings together two culturally aligned businesses. We believe the completion of this initiative creates a stronger, more diversified mutual fund investment platform for current and future shareholders.

Strong Equity Markets to Close 2023

After a tumultuous year in 2022, the U.S. equity market rallied in 2023, as the S&P 500 Index posted a full-year return of 26.29%. The increase was primarily driven by the performance of the seven largest companies in the Index, which were responsible for 62% of the S&P 500’s gains. Additionally, after underperforming value last year by the largest amount since 2000, growth recovered, as the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 31.22% for the year. The same trend was visible in the small cap space, albeit more modestly. The Russell 2000 Index returned 16.93% for the year; however, the Russell 2000 Growth Index led, gaining 18.66% versus 14.65% for the Russell 2000 Value Index.

Global equity markets also rebounded in 2023, as the MSCI ACWI Index (net) posted a full-year return of 22.20%. Similar to the U.S. equity market, after underperforming value in 2022, growth recovered, as the MSCI ACWI Growth Index (net) returned 33.22% and outperformed the 11.81% return of the MSCI ACWI Value Index (net) by 21.41% in 2023.

Macroeconomic news in the United States was dominated by inflation, central bank policies, regional bank failures and geopolitical conflicts, while other topics, such as artificial intelligence and congressional politics, made headlines as well. Economic data points were mixed throughout the year, and corporate earnings were just as unpredictable. Globally, 2023 still had its share of twists and turns in the form of a banking crisis and geopolitical conflicts in Europe, the Middle East and Asia. Furthermore, inflation, corresponding central bank policies, and economic recovery in areas like Europe and Asia generated significant headlines and proved to be key macroeconomic factors.

Given the multitude of headlines in a year and their fickle nature, short-term returns are often volatile and inconsistent. Therefore, we instead choose to focus on business fundamentals over the long term. By finding great businesses that are undervalued with actionable catalysts within our investment time horizon, we believe we can provide consistent and lasting value to our clients.

Looking to the Future

Compared to late 2022, when markets seemed to be bracing for a recession, the end of 2023 seems to indicate a more optimistic tone as we move into the new year. Recent sentiment has been boosted by optimism of falling inflation and dovish messaging out of the Federal Reserve, although we acknowledge that the market’s enthusiasm on this matter in recent months may be overly optimistic. Regardless of any forthcoming policy decisions, we are reminded that the days of zero interest rates and relatively easy access to capital have likely come to an end.

With volatile economic data points, changing central bank policies, shocks to the banking system and various geopolitical conflicts, 2023 was full of headline-worthy news. However, as the market’s attention quickly shifted from one macro event to the next, we remained true to our bottom up, fundamental investment philosophy in our Value Equity, International Equity and Global Equity Funds. And so, instead of chasing the next headline or “placing bets” on short-term predictions, our focus remains on business fundamentals and what is analyzable in the long run. For over the past quarter century, we have dedicated ourselves to a “bottom-up” process of identifying high-quality businesses trading at meaningful discounts to intrinsic value, that possess catalysts which are underway and within management’s control. By doing so, we believe we can find long-term success regardless of the macroeconomic environment or news of the day.

For our Core Equity Fund, the sizable move in equity markets in the fourth quarter has left equity valuations at the upper end of historical levels, which could limit the upside, absent positive earnings revisions. The increased geopolitical tensions and a pending U.S. presidential election may also weigh on markets in 2024. Our expectations for 2024 include rate reductions by the Fed and a high single-digit increase in S&P 500 earnings. Along with this positive view, we also expect a broadening of performance relative to the artificial intelligence-focused returns in 2023. Our focus will continue to be at the company level, with an emphasis on seeking to invest in companies with secular tailwinds or strong product-driven cycles.

Aristotle Funds Series Trust
Shareholder Letter
December 31, 2023 (Unaudited) (Continued)

For our Small Cap Equity Fund, our view is that an end to the ‘public venture capital’ mindset that has dominated small cap markets in recent years should give way to a renewed focus on profits, cash flows and balance sheet strength, which should be beneficial for fundamentally oriented active managers like us. In the near term, we continue to focus our efforts on the risks associated with individual investment positions under various potential scenarios, instead of attempting to forecast Fed policy or interest rate moves. Based on our recent conversations with management teams, we believe the economic environment for the Fund can be characterized as “good, not great,” which is an improvement from this time last year, when many believed a recession was imminent both domestically and across the globe. In many ways, 2023 was another reminder that asset allocators must learn to expect the unexpected. We see that theme continuing into the new year, especially in the face of an uncertain economic backdrop and looming presidential election.

Thank you for the assets you have entrusted to us. We value your trust and will continue to work diligently to meet your investment needs. Clients are at the core of everything we do, so please know that you may reach out to the Aristotle Funds team via email at funds@aristotlecap.com, via phone at (844) 274-7885 to speak with an Investor Services Representative, or by visiting our website at www.aristotlefunds.com. Our website provides additional information on the Funds through fund-specific market commentaries and fact sheets, and lets you hear from our portfolio management team through insight pieces, charts library and podcasts. As always, we welcome your questions and comments.

Sincerely,

Richard Schweitzer, CFA	Dominic Nolan, CFA
President and Trustee	Chief Executive Officer
Aristotle Funds Series Trust	Aristotle Investment Services, LLC

Disclosures:

●

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

●

The Russell 1000® Growth Index is an unmanaged, market capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

●

The Russell 1000® Value Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

●

The Russell 2000® Index measures the performance of the small-capitalization segment of the U.S. equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.

●

The Russell 2000® Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher expected growth values.

●

The Russell 2000® Value Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower expected growth values.

●

The MSCI All Country World (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of December 31, 2023, the MSCI ACWI Index consists of the following developed market country indices—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States—and of the following emerging market country indices—Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

●

The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 developed markets countries and 24 emerging markets countries of the MSCI ACWI Index. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

Aristotle Funds Series Trust
Shareholder Letter
December 31, 2023 (Unaudited) (Continued)

●

The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 developed markets countries and 24 emerging markets countries of the MSCI ACWI Index. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

For the domestic indices, results include the reinvestment of all dividends. For the foreign indices, results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties. It is not possible to invest directly in these indices.

Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market.

Opinions expressed herein are as of December 31, 2023, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

Aristotle Funds Series Trust
Fund Performance
December 31, 2023 (Unaudited)

Aristotle Core Equity Fund

Growth of $10,000

The Fund performance shown in the chart above includes the performance of the Aristotle Core Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023 (the “October 2023 Reorganization”). The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on March 31, 2017 into Class I Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended December 31, 2023.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The Fund’s gross expense ratios are 0.90%, 0.65% and 0.65% for Class A, Class I and Class I-2 as of the most recent prospectus dated October 19, 2023, as supplemented November 6, 2023.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations (1)
Aristotle Core Equity Fund - Class A(4)	N/A	N/A	14.03%
Aristotle Core Equity Fund - Class I(4)	N/A	N/A	14.79%(2)
Aristotle Core Equity Fund - Class I-2(4)	23.27%	15.19%	12.34%
S&P 500 Total Return Index	26.29%	15.69%	12.95%(3)

(1)	Commencement date is March 31, 2017 for Class I-2 shares, October 23, 2023 for Class I shares and October 25, 2023 for Class A shares.
(2)

Return reflects actual return of the class of the Fund following the October 2023 Reorganization. Although the class of the Fund was operational prior to the October 2023 Reorganization, the performance history of such class prior to the October 2023 Reorganization is not reflected in this table because the Fund subsequently assumed and continued the performance history of the Predecessor Fund as reflected in the Class I-2 shares of the Fund.

(3)

The Since Commencement of Operations return shown is from the commencement date of Aristotle Core Equity Fund - Class I-2. The return for the S&P 500 Total Return Index since the commencement date of the Aristotle Core Equity Fund - Class I is 13.30%. The return for the S&P 500 Total Return Index since the commencement date of the Aristotle Core Equity Fund - Class A is 14.30%.

(4)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

Aristotle Funds Series Trust
Fund Performance
December 31, 2023 (Unaudited) (Continued)

Aristotle Core Equity Fund

Market Overview

After a tumultuous year in 2022, the U.S. equity market rallied in 2023, as the S&P 500 Index posted a full-year return of 26.29%. The increase was primarily driven by the performance of the seven largest companies in the Index, which were responsible for 62% of the S&P 500’s gains. Additionally, after underperforming value last year by the largest amount since 2000, growth recovered, as the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 31.22% for the year.

Macroeconomic news was dominated by inflation, central bank policies, regional bank failures and geopolitical conflicts, while other topics, such as artificial intelligence and congressional politics, made headlines as well. Economic data points were mixed throughout the year, and corporate earnings were just as unpredictable.

Performance and Attribution Summary

For the year ended December 31, 2023, the Aristotle Core Equity Fund – Class I-2 posted a return of 23.27%, underperforming the S&P 500 Index, which recorded a return of 26.29%.

During the year, the Fund’s underperformance relative to the S&P 500 Index was due to both security selection and sector allocation. Security selection in Health Care and Consumer Staples, as well as an underweight in Communication Services, detracted the most to relative performance. Conversely, security selection in Information Technology and Financials, as well as an underweight to Energy, added to relative performance.

From a security selection standpoint, bottom contributors within the Fund during the period included: American multinational technology conglomerate Meta Platform, food processor Darling Ingredients, discount retailer Dollar General Corporation, insurance provider Cigna Group and electric power generator NextEra Energy. Top contributors during the period included: semiconductor designer, developer and supplier Broadcom, workflow automation platform solutions provider ServiceNow, multinational technology company NVIDIA Corporation, multinational technology company Microsoft Corporation and technology conglomerate Alphabet.

Recent Portfolio Activity

During the period, we added the following positions to the Fund: online travel technology firm Expedia Group, pets and livestock medicine and vaccinations producer Zoetis, Silicon-to-SoftwareTM products and services provider Synopsys, US-based entertainment streaming business Netflix, enterprise IT environments provider Oracle, social networking Meta Platform, pharmaceutical company Eli Lilly and biotechnology company Vertex Pharmaceuticals.

We exited the following positions: multinational energy company Phillips 66, pharmaceutical and biotechnology company Catalent, multinational mass media and entertainment conglomerate The Walt Disney Company, integrated circuit manufacturer Microchip Technology, low-cost variety store chain Dollar General Corporation, multinational pharmaceutical company Bristol-Myers Squibb Company and multinational food, snack and beverage corporation Pepsico.

Outlook and Positioning

At the tail end of the year, major equity markets were positively impacted by a sharp decline in interest rates. The move in interest rates reflects the view that the tightening cycle implemented by the Fed to curb inflation may have run its course. Expectations for 2024 include rate reductions by the Fed and a high single-digit increase in S&P 500 earnings. Along with this positive view, we also expect a broadening of performance relative to the artificial intelligence-focused returns in 2023. The sizable move in equity markets in the fourth quarter has left equity valuations at the upper end of historical levels, which could limit the upside, absent positive earnings revisions. The increased geopolitical tensions and a pending U.S. presidential election may also weigh on markets in 2024. Our focus will continue to be at the company level, with an emphasis on seeking to invest in companies with secular tailwinds or strong product-driven cycles.

Disclosures:

●

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

●

The Russell 1000® Growth Index is an unmanaged, market capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

●

The Russell 1000® Value Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Results include the reinvestment of all dividends. It is not possible to invest directly in these indices.

Aristotle Funds Series Trust
Fund Performance
December 31, 2023 (Unaudited) (Continued)

Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Opinions expressed herein are as of December 31, 2023, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

Aristotle Funds Series Trust
Fund Performance
December 31, 2023 (Unaudited) (Continued)

Aristotle International Equity Fund

Growth of $10,000

The Fund performance shown in the chart above includes the performance of the Aristotle International Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023 (the “October 2023 Reorganization”). The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on March 31, 2014 into Class I Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended December 31, 2023.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The Fund’s gross expense ratios are 1.03%, 0.78% and 0.78% for Class A, Class I and Class I-2 as of the most recent prospectus dated October 19, 2023, as supplemented November 6, 2023.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations (1)
Aristotle International Equity Fund - Class A(4)	N/A	N/A	0.00%
Aristotle International Equity Fund - Class I(4)	N/A	N/A	14.30%(2)
Aristotle International Equity Fund - Class I-2(4)	17.73%	8.09%	4.19%
MSCI All Country World (“ACWI”) ex US Index (net)	15.62%	7.08%	3.87%(3)
MSCI Europe, Australasia and Far East (“EAFE”) Index (net)	18.24%	8.16%	4.32%(3)

(1)	Commencement date is March 31, 2014 for Class I-2 shares, October 23, 2023 for Class I shares and December 28, 2023 for Class A shares.
(2)

Return reflects actual return of the class of the Fund following the October 2023 Reorganization. Although the class of the Fund was operational prior to the October 2023 Reorganization, the performance history of such class prior to the October 2023 Reorganization is not reflected in this table because the Fund subsequently assumed and continued the performance history of the Predecessor Fund as reflected in the Class I-2 shares of the Fund.

Aristotle Funds Series Trust
Fund Performance
December 31, 2023 (Unaudited) (Continued)

(3)

The Since Commencement of Operations returns shown are from the commencement date of Aristotle International Equity Fund - Class I-2. The returns for the MSCI ACWI ex US Index (net) and MSCI EAFE Index (net) since the commencement date of the Aristotle International Equity Fund - Class I are 13.45% and 14.38%, respectively. The returns for the MSCI ACWI ex US Index (net) and MSCI EAFE Index (net) since the commencement date of the Aristotle International Equity Fund - Class A are (0.11)% and (0.23)%, respectively.

(4)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

Aristotle Funds Series Trust
Fund Performance
December 31, 2023 (Unaudited) (Continued)

Aristotle International Equity Fund

Market Overview

After a tumultuous year in 2022, global equity markets rebounded in 2023, as the MSCI ACWI Index (net) posted a full-year return of 22.20%. Additionally, after underperforming value in 2022 by the largest amount since 2000, growth recovered, as the MSCI ACWI Growth Index (net) outperformed the MSCI ACWI Value Index (net) by 21.41% in 2023. Meanwhile, fixed income markets also rose, as the Bloomberg Global Aggregate Bond Index increased 5.72%.

Though markets trended in a positive direction, 2023 still had its share of twists and turns in the form of a banking crisis and geopolitical conflicts in Europe, the Middle East and Asia. Furthermore, inflation, corresponding central bank policies, and economic recovery in areas like Europe and Asia generated significant headlines and proved to be key macroeconomic factors.

Performance and Attribution Summary

For the year ended December 31, 2023, the Aristotle International Equity Fund – Class I-2 posted a return of 17.73%, underperforming its primary benchmark, the MSCI EAFE Index (net), which posted a return of 18.24%, but outperforming its secondary benchmark, the MSCI ACWI ex USA Index (net), which recorded a return of 15.62%.

During the year, the Fund’s underperformance relative to the MSCI EAFE Index (net) can be attributed to security selection, while allocation effects had a positive impact. Security selection in Industrials, Materials and Financials detracted the most from relative performance. Conversely, security selection in Energy, Health Care and Consumer Staples contributed to relative performance.

Regionally, security selection was responsible for the Fund’s underperformance, while allocation effects had a positive impact. Security selection in Asia and the U.K. detracted from relative performance, while exposure to Canada and security selection in Europe & Middle East contributed to relative performance.

From a security selection standpoint, bottom contributors within the Fund during the period included: Hong Kong-based multinational insurance and finance corporation AIA Group Limited, Dutch multinational health, nutrition and materials firm DSM-Firmenich, British business services group Rentokil Initial, Japanese electric motors manufacturer and distributor Nidec Corporation and British multinational consumer healthcare company Haleon. Top contributors during the period included: Canadian uranium producer Cameco Corporation, Germany-based vendor of software for architects, engineers and the construction industry Nemetschek, Irish-American professional services company specializing in information technology services and consulting Accenture, South Korean multinational major appliance and consumer electronics corporation Samsung Electronics and Safran, a French multinational company that designs, develops and manufactures aircraft engines, spacecraft propulsion systems as well as various aerospace and defense-related equipment or their components.

Recent Portfolio Activity

During the period, we added Daikin Industries, a Japanese multinational conglomerate company specializing in commercial and residential air conditioner manufacturing. We exited Brookfield Asset Management, a Canadian real estate investment firm specializing in alternative asset management services, French multinational software corporation Dassault Systèmes and Sandoz Group, a Swiss-German company that focuses on generic pharmaceuticals and biosimilars.

Outlook and Positioning

With volatile economic data points, changing central bank policies, shocks to the banking system and various geopolitical conflicts, 2023 was full of headline-worthy news. However, as the market’s attention quickly shifted from one macro event to the next, we remained true to our bottom-up, fundamental investment philosophy.

As such, instead of chasing the next headline or placing bets on short-term predictions, our focus remains on business fundamentals and what is analyzable in the long run. For over the past quarter century, we have dedicated ourselves to a bottom-up process of identifying high-quality businesses trading at meaningful discounts to intrinsic value and that possess catalysts that are underway and within management’s control. By doing so, we believe we can find long-term success regardless of the macroeconomic environment or news of the day.

Disclosures:

●

The MSCI All Country World (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of December 31, 2023, the MSCI ACWI Index consists of the following developed market country indices—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States—and of the following emerging market country indices—Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Aristotle Funds Series Trust
Fund Performance
December 31, 2023 (Unaudited) (Continued)

●

The MSCI All Country World (“ACWI”) Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 23 developed markets countries and 25 emerging markets countries.

●

The MSCI All Country World (“ACWI”) Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 25 emerging markets countries.

●

The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from 28 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

●

The MSCI All Country World (“ACWI”) ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. As of December 31, 2023, the MSCI ACWI Index consists of the following developed market country indices—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom—and of the following emerging market country indices—Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

●

The MSCI Europe, Australasia and Far East (“EAFE”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2023, the MSCI EAFE Index consists of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties. It is not possible to invest directly in these indices.

Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Opinions expressed herein are as of December 31, 2023, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

Aristotle Funds Series Trust
Fund Performance
December 31, 2023 (Unaudited) (Continued)

Aristotle Small Cap Equity Fund

Growth of $10,000

The Fund performance shown in the chart above includes the performance of the Aristotle Small Cap Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023 (the “October 2023 Reorganization”). The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines, and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on October 30, 2015. The Fund’s performance figures in the table below are for the periods ended December 31, 2023.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The Fund’s gross expense ratios are 1.15%, 1.90%, 0.85% and 0.90% for Class A, Class C, Class R6 and Class I-2 respectively as of the most recent prospectus dated October 19, 2023, as supplemented November 6, 2023.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations (1)
Aristotle Small Cap Equity Fund - Class A(4)	N/A	N/A	15.31%(2)
Aristotle Small Cap Equity Fund - Class C(4)	N/A	N/A	15.11%(2)
Aristotle Small Cap Equity Fund - Class I-2(4)(5)	6.65%	8.80%	7.46%
Aristotle Small Cap Equity Fund - Class R6(4)	N/A	N/A	15.38%(2)
Russell 2000 Total Return Index	16.93%	9.97%	8.53%(3)

(1)	Commencement date is October 30, 2015 for Class I-2 shares and October 23, 2023 for Class A, Class C and Class R6 shares.
(2)

Return reflects actual return of the class of the Fund following the October 2023 Reorganization. The class commenced operations on April 17, 2023 following the reorganization of Pacific Funds Small-Cap Value and Pacific Funds Small-Cap, each a series of Pacific Funds Series Trust, into the Fund on that date and assumed the performance history of Pacific Funds Small-Cap at the time of that reorganization. The performance history of such class prior to the October 2023 Reorganization is not reflected in this table because the Fund subsequently assumed and continued the performance history of the Predecessor Fund as reflected in the Class I-2 shares of the Fund.

(3)

The Since Commencement of Operations returns shown are from the commencement date of Aristotle Small Cap Equity Fund - Class I-2. The return for the Russell 2000 Total Return Index since the commencement date of the Aristotle Small Cap Equity Fund - Class A, Class C and Class R6 is 21.05%.

Aristotle Funds Series Trust
Fund Performance
December 31, 2023 (Unaudited) (Continued)

(4)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
(5)	On November 6, 2023, the Fund’s Class I-2 shares were merged into Class I-3 shares. Class I-3 was subsequently renamed Class I-2 and the Class I-3 name was discontinued following the merger.

Aristotle Funds Series Trust
Fund Performance
December 31, 2023 (Unaudited) (Continued)

Aristotle Small Cap Equity Fund

Market Overview

Volatility was a recurring theme for most of 2023. After a tumultuous year in 2022, the U.S. small-cap equity market rallied in 2023, as the Russell 2000 Total Return Index posted a full-year return of 16.93%. For 2023 as a whole, the Russell 2000 Growth Index led, gaining 18.66% versus 14.65% for the Russell 2000 Value Index. For the full year, Information Technology, Consumer Discretionary and Industrials fared best. Utilities was the lone sector to finish in negative territory while Health Care and Communication Services also lagged.

Macroeconomic news was dominated by inflation, central bank policies, regional bank failures and geopolitical conflicts, while other topics, such as artificial intelligence and congressional politics, made headlines as well. Economic data points were mixed throughout the year, and corporate earnings were just as unpredictable.

The Federal Reserve’s (the “Fed”) dovish commentary was a primary catalyst for the “everything rally” that ensued into year end. At the mid-December meeting, Chair Jerome Powell made public comments that suggested the Fed had interest-rate cuts on its mind, saying cuts were “a topic of discussion” among Fed members. At the time of this writing, markets are currently pricing in several rate cuts in 2024. However, the situation remains fluid as a host of uncertainties could potentially alter the pace and direction of policy moves throughout the year.

Performance and Attribution Summary

For the year ended December 31, 2023, the Aristotle Small Cap Equity Fund – Class I-2 posted a return of 6.65%, underperforming the Russell 2000 Total Return Index, which recorded a return of 16.93%.

During the year, the Fund’s underperformance relative to the Russell 2000 Total Return Index was entirely due to security selection. Security selection in Health Care and Financials detracted the most to relative performance. Conversely, security selection in Utilities and Communication Services added to relative performance. Sector allocation added value on a relative basis. An underweight to Consumer Discretionary and Energy proved to be negative to relative performance, while an overweight to Industrials and Information Technology added value.

From a security selection standpoint, bottom contributors within the Fund during the period included: social services provider ModivCare, full-service commercial bank Signature Bank, personal care products marketer Nu Skin Enterprises, behavioral healthcare services provider Acadia Healthcare Company and automotive services company Monro. Top contributors during the period included: healthcare and educational consulting firm Huron Consulting Group, outdoor living products manufacturer AZEK Company, regional bank Customers Bancorp, semiconductor products designer and manufacturer MACOM Technology Solutions Holdings and provider of branded IT products and services to businesses Insight Enterprises.

Recent Portfolio Activity

During the period, we added the following positions to the Fund: sustainable asset financing and investing company Hannon Armstrong Sustainable Infrastructure Capital, pure-play contract logistics company GXO Logistics, artificial intelligence-powered voice recognition software and services provider Cerence, oilfield services company Patterson-UTI Energy (through its acquisition of existing holding NexTier), global sports and entertainment company TKO Group Holdings (through its acquisition of existing holding World Wrestling Entertainment) and upstream energy asset owner Northern Oil & Gas.

We exited the following positions: global manufacturer and supplier of motion control, power transmission and automation products Altra Industrial Motion (through its acquisition by Regal Rexnord Corporation), real estate investment trust iStar, hydraulic fracturing and other completion-oriented oilfield services provider NexTier Oilfield Solutions, trucking company U.S. Xpress Enterprises and integrated media and entertainment company World Wrestling Entertainment were all acquired. In addition, community bank PacWest Bancorp, full-service commercial bank Signature Bank, intellectual property licensing business Adeia, spin off from iStar and Safehold merger Star Holdings, mobile resource management solutions supplier CalAmp, and biopharmaceutical company Coherus Biosciences were also sold.

Outlook and Positioning

Compared to late 2022, when the market seemed to be bracing for a recession, the end of 2023 seems to indicate a more optimistic tone as we move into the new year. Recent sentiment has been boosted by optimism of falling inflation and dovish messaging out of the Federal Reserve, although we acknowledge that the market’s enthusiasm on this matter in recent months may be overly optimistic. Regardless of any forthcoming policy decisions, we are reminded that the days of zero interest rates and easy access to capital have likely come to an end. Our view is that an end to the “public venture capital” mindset that has dominated small-cap markets in recent years should give way to a renewed focus on profits, cash flows, and balance sheet strength, which should be beneficial for fundamentally oriented active managers. In the near term, we continue to focus our efforts on the risks associated with individual investment positions under various potential scenarios instead of attempting to forecast Fed policy or interest rate moves. Based on our recent conversations with management teams, we believe the economic environment can be characterized as “good, not great,” which is

Aristotle Funds Series Trust
Fund Performance
December 31, 2023 (Unaudited) (Continued)

an improvement from this time last year when many believed a recession was imminent both domestically and across the globe. In many ways, 2023 was another reminder that asset allocators must learn to expect the unexpected. We see that theme continuing into the new year, especially in the face of an uncertain economic backdrop and looming presidential election.

Regarding the impact on small-cap equities, we believe macro concerns have been a drag on investor sentiment, which, once again, negatively impacted the asset class relative to large-cap equities in 2023. Relief in this area and an improvement in the forward outlook could have the opposite effect and provide a relative boost for small-caps in 2024. Valuations of small- versus large-caps continue to remain near multi-decade lows, which we believe suggests a more favorable setup for small-caps relative to large-caps in the periods to come (14.7x P/E for the Russell 2000 Index vs. 23.3x P/E for the Russell 1000 Index). Additionally, earnings and sales growth are expected to improve for small- and mid-caps in 2024 and outpace that of large-caps, which we believe provides further fundamental support and potential upside for the asset class. Against a backdrop of moderating inflation, normalized interest rates, and a still-growing U.S. economy, it looks to us that small-cap’s lengthy stretch of relative underperformance may be long in the tooth. If the economy continues to stabilize, our view is that valuations are likely to rise for those businesses that have largely sat out the mega-cap performance regime. It also helps that the well-noted concentration in large caps is reaching 50-year highs and small-cap valuation relative to large-cap is at multi-decade lows. Therefore, in our view, any fundamentally driven repositioning is likely to benefit small caps more than larger companies. Lastly, large-cap cycles have historically peaked at market tops crowded with mega-caps, a scenario we believe we find ourselves in today.

Our current positioning is a function of our bottom-up security selection process and our ability to identify what we view as attractive investment candidates, regardless of economic sector definitions. Overweights in Industrials and Information Technology are mostly a function of our underlying company-specific views rather than any top-down predictions for each sector. Conversely, we continue to be underweight in Consumer Discretionary, as we have been unable to identify what we consider to be compelling long-term opportunities that fit our discipline given the rising risk profiles of many retail businesses and a potential deceleration in goods spending following a period of strength. While the Fund’s allocation to Health Care is modestly below that of the benchmark, we continue to remain underweight the Biotechnology industry as many companies within that group do not fit our discipline due to their elevated levels of binary risk. Given our focus on long-term business fundamentals, patient investment approach and low portfolio turnover, the Fund’s sector positioning generally does not change significantly from quarter to quarter. However, we may take advantage of periods of volatility by adding selectively to certain companies when appropriate.

Disclosures:

●

The Russell 2000® Index measures the performance of the small-capitalization segment of the U.S. equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.

●

The Russell 2000® Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher expected growth values.

●

The Russell 2000® Value Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower expected growth values.

Results include the reinvestment of all dividends. It is not possible to invest directly in these indices.

Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Opinions expressed herein are as of December 31, 2023, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

Aristotle Funds Series Trust
Fund Performance
December 31, 2023 (Unaudited) (Continued)

Aristotle/Saul Global Equity Fund

Growth of $10,000

The Fund performance shown in the chart above includes the performance of the Aristotle/Saul Global Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023 (the “October 2023 Reorganization”). The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on December 31, 2013 into Class I Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended December 31, 2023.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The Fund’s gross expense ratio is 0.78% for Class I-2 as of the most recent prospectus dated October 19, 2023, as supplemented November 6, 2023.

Average Annual Total Returns	One Year	Five Year	Ten Year
Aristotle/Saul Global Equity Fund - Class I-2(1)	19.07%	11.81%	6.51%
MSCI All Country World (“ACWI”) Index (net)	22.20%	11.72%	7.93%
MSCI World Index (net)	23.79%	12.80%	8.60%

(1)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

Aristotle Funds Series Trust
Fund Performance
December 31, 2023 (Unaudited) (Continued)

Aristotle/Saul Global Equity Fund

Market Overview

After a tumultuous year in 2022, global equity markets rebounded in 2023, as the MSCI ACWI Index (net) posted a full-year return of 22.20%. Additionally, after underperforming value in 2022 by the largest amount since 2000, growth recovered, as the MSCI ACWI Growth Index (net) outperformed the MSCI ACWI Value Index (net) by 21.41% in 2023. Meanwhile, fixed income markets also rose, as the Bloomberg Global Aggregate Bond Index increased 5.72%.

Though markets trended in a positive direction, 2023 still had its share of twists and turns in the form of a banking crisis and geopolitical conflicts in Europe, the Middle East and Asia. Furthermore, inflation, corresponding central bank policies, and economic recovery in areas like Europe and Asia generated significant headlines and proved to be key macroeconomic factors.

Performance and Attribution Summary

For the year ended December 31, 2023, the Aristotle/Saul Global Equity Fund – Class I-2 posted a return of 19.07%, underperforming its primary benchmark, the MSCI ACWI Index (net), which posted a return of 22.20%, and is secondary benchmark, the MSCI World Index (net), which recorded a return of 23.79%.

During the year, the Fund’s underperformance relative to the MSCI ACWI Index (net) was due to both security selection and sector allocation. Security selection in Industrials and Materials detracted the most to relative performance, as did an underweight to the Communication Services sector. Conversely, security selection in Energy and Consumer Discretionary, as well as a lack of exposure to the Utilities sector, contributed to relative performance.

Regionally, security selection and allocation effects were responsible for the Fund’s underperformance. Security selection in Europe and Asia/Pacific ex Japan detracted from relative performance, while security selection in Emerging Markets and an underweight to Emerging Markets contributed to relative performance.

From a security selection standpoint, bottom contributors within the Fund during the period included: American chemical manufacturing company FMC Corporation, Hong Kong-based multinational insurance and finance corporation AIA Group Limited, British business services group Rentokil Initial, Dutch multinational health, nutrition and materials firm DSM-Firmenich, and American globally diversified conglomerate Danaher Corporation. Top contributors during the period included: homebuilder Lennar Corporation, Canadian uranium producer Cameco Corporation, multinational computer software company Adobe Incorporated, Germany-based vendor of software for architects, engineers and the construction industry Nemetschek and American supplier of aggregates and heavy building materials Martin Marietta Materials.

Recent Portfolio Activity

During the period, we added Ireland-based global biopharmaceutical company Jazz Pharmaceuticals and MonotaRO Company, a Japanese e-commerce company of industrial supply products. We exited Brookfield Asset Management, a Canadian real estate investment firm specializing in alternative asset management services, Canada-based global auto parts, systems and assembly company Magna International and Kubota, the Japanese maker of tractors and construction machinery.

Outlook and Positioning

With volatile economic data points, changing central bank policies, shocks to the banking system and various geopolitical conflicts, 2023 was full of headline-worthy news. However, as the market’s attention quickly shifted from one macro event to the next, we remained true to our bottom-up, fundamental investment philosophy.

As such, instead of chasing the next headline or placing bets on short-term predictions, our focus remains on business fundamentals and what is analyzable in the long run. For over the past quarter century, we have dedicated ourselves to a bottom-up process of identifying high-quality businesses trading at meaningful discounts to intrinsic value and that possess catalysts that are underway and within management’s control. By doing so, we believe we can find long-term success regardless of the macroeconomic environment or news of the day.

Disclosures:

●

The MSCI All Country World (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of December 31, 2023, the MSCI ACWI Index consists of the following developed market country indices—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States—and of the following emerging market country indices—Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Aristotle Funds Series Trust
Fund Performance
December 31, 2023 (Unaudited) (Continued)

●

The MSCI All Country World (“ACWI”) Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 23 developed markets countries and 25 emerging markets countries.

●

The MSCI All Country World (“ACWI”) Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 25 emerging markets countries.

●

The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from 28 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

●

The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance in 23 developed market countries. The MSCI World Index includes the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties. It is not possible to invest directly in these indices.

Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Opinions expressed herein are as of December 31, 2023, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

Aristotle Funds Series Trust
Fund Performance
December 31, 2023 (Unaudited) (Continued)

Aristotle Value Equity Fund

Growth of $10,000

The Fund performance shown in the chart above includes the performance of the Aristotle Value Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023 (the “October 2023 Reorganization”). The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The chart above assumes an initial gross investment of $10,000 made on August 31, 2016 into Class I Shares of the Predecessor Fund. The Fund’s performance figures in table below are for the periods ended December 31, 2023.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 844-274-7885. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The Fund’s gross expense ratios are 0.94%, 0.69%, and 0.69% for Class A, Class I and Class I-2 as of the most recent prospectus dated October 19, 2023, as supplemented November 6, 2023.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations (1)
Aristotle Value Equity Fund - Class A(3)	N/A	N/A	(0.20)%
Aristotle Value Equity Fund - Class I(3)	N/A	N/A	0.12%
Aristotle Value Equity Fund - Class I-2(3)	19.70%	13.94%	11.51%
Russell 1000 Value Total Return Index	11.46%	10.91%	8.85%(2)
S&P 500 Total Return Index	26.29%	15.69%	13.35%(2)

(1)	Commencement date is August 31, 2016 for Class I-2 shares, December 28, 2023 for Class A shares and December 26, 2023 for Class I shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Aristotle Value Equity Fund - Class I-2. The returns for the Russell 1000 Value Total Return Index and the S&P 500 Total Return Index since the commencement date of the Aristotle Value Equity Fund - Class A are (0.31)% and (0.28)%, respectively. The returns for the Russell 1000 Value Total Return Index and the S&P 500 Total Return Index since the commencement date of the Aristotle Value Equity Fund - Class I are (0.03)% and (0.08)%, respectively.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

Aristotle Funds Series Trust
Fund Performance
December 31, 2023 (Unaudited) (Continued)

Aristotle Value Equity Fund

Market Overview

After a tumultuous year in 2022, the U.S. equity market rallied in 2023, as the S&P 500 Index posted a full-year return of 26.29%. The increase was primarily driven by the performance of the seven largest companies in the Index, which were responsible for 62% of the S&P 500’s gains. Additionally, after underperforming value last year by the largest amount since 2000, growth recovered, as the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 31.22% for the year.

Macroeconomic news was dominated by inflation, central bank policies, regional bank failures and geopolitical conflicts, while other topics, such as artificial intelligence and congressional politics, made headlines as well. Economic data points were mixed throughout the year, and corporate earnings were just as unpredictable.

Performance and Attribution Summary

For the year ended December 31, 2023, the Aristotle Value Equity Fund – Class I-2 posted a return of 19.70%, outperforming its primary benchmark, the Russell 1000 Value Index, which posted a return of 11.46%, but underperforming its secondary benchmark, the S&P 500 Index, which recorded a return of 26.29%.

During the year, the Fund’s outperformance relative to the Russell 1000 Value Index was due to both security selection and sector allocation. Security selection in Information Technology and Consumer Discretionary contributed the most to relative performance, as did an overweight to the Information Technology sector. Conversely, security selection in Real Estate and Industrials, as well as an underweight to the Communication Services sector, detracted from relative performance.

From a security selection standpoint, top contributors within the Fund during the period included: multinational computer software company Adobe Incorporated, multinational technology corporation Microsoft Corporation, homebuilder Lennar Corporation, motion and control technologies corporation Parker Hannifin Corporation and alternative investment management firm Blackstone. Bottom contributors during the period included: seed and crop protection company Corteva, Texas-based bank Cullen/Frost Bankers, regulated electric utility and natural gas delivery company Xcel Energy, shared communications infrastructure provider Crown Castle and regional bank holding company Commerce Bancshares.

Recent Portfolio Activity

During the period, we added the following positions to the Fund: video game company Activision Blizzard, industrial technology company Teledyne Technologies and diversified regional bank U.S. Bancorp. We exited the following positions: multinational financial technology company PayPal Holdings, video game company Activision Blizzard and property and casualty insurer Cincinnati Financial.

Outlook and Positioning

With volatile economic data points, changing central bank policies, shocks to the banking system and various geopolitical conflicts, 2023 was full of headline-worthy news. However, as the market’s attention quickly shifted from one macro event to the next, we remained true to our bottom-up, fundamental investment philosophy.

As such, instead of chasing the next headline or placing bets on short-term predictions, our focus remains on business fundamentals and what is analyzable in the long run. For over the past quarter century, we have dedicated ourselves to a bottom-up process of identifying high-quality businesses trading at meaningful discounts to intrinsic value and that possess catalysts that are underway and within management’s control. By doing so, we believe we can find long-term success regardless of the macroeconomic environment or news of the day.

Disclosures:

●

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

●

The Russell 1000® Growth Index is an unmanaged, market capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

●

The Russell 1000® Value Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Results include the reinvestment of all dividends. It is not possible to invest directly in these indices.

Past Performance is not a guarantee of future results. Fund investing involves risk. Principal loss is possible. Diversification does not assure a profit or protect against loss in a declining market. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Opinions expressed herein are as of December 31, 2023, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus. Additional information may be obtained by calling 844-ARISTTL (844-274-7885), or visiting www.aristotlefunds.com.

Aristotle Funds Series Trust
Expense Example
December 31, 2023 (Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, which include management fees, distribution and/or service fees, and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period, which for all Funds is from July 1, 2023 to December 31, 2023, except as otherwise noted below.

Actual Expenses

The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The example includes, but is not limited to, management fees (consisting of an advisory fee and a supervision and administration fee), distribution and servicing fees, and other expenses borne prior to the conversion, which include advisory fees, administration fees, distribution and/or service fees, and other fund expenses. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under U.S. generally accepted accounting principles. If transaction costs were included, your costs would be higher. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expense Example

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio based on the period July 1, 2023 - December 31, 2023	Expenses Paid During Period(a) July 1, 2023- December 31, 2023
Aristotle Core Equity Fund
Actual Fund Return
Class I-2	$1,000.00	$1,071.00	0.65%	$3.39
Hypothetical(b)
Class I-2	$1,000.00	$1,021.93	0.65%	$3.31
Aristotle International Equity Fund
Actual Fund Return
Class I-2	$1,000.00	$1,051.70	0.79%	$4.09
Hypothetical(b)
Class I-2	$1,000.00	$1,021.22	0.79%	$4.02
Aristotle Small Cap Equity Fund
Actual Fund Return
Class I-2	$1,000.00	$1,046.60	0.90%	$4.64
Hypothetical(b)
Class I-2	$1,000.00	$1,020.67	0.90%	$4.58

Aristotle Funds Series Trust
Expense Example (Continued)
December 31, 2023 (Unaudited)

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio based on the period July 1, 2023 - December 31, 2023	Expenses Paid During Period(a) July 1, 2023- December 31, 2023
Aristotle/Saul Global Equity Fund
Actual Fund Return
Class I-2	$1,000.00	$1,071.10	0.79%	$4.12
Hypothetical(b)
Class I-2	$1,000.00	$1,021.22	0.79%	$4.02
Aristotle Value Equity Fund
Actual Fund Return
Class I-2	$1,000.00	$1,106.00	0.69%	$3.66
Hypothetical(b)
Class I-2	$1,000.00	$1,021.73	0.69%	$3.52

(a)

Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the half-year period.

(b)	5% annualized return before expenses.

	Beginning Account Value October 23, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio based on the period October 23, 2023 - December 31, 2023	Expenses Paid During Period(a) October 23, 2023- December 31, 2023
Aristotle Core Equity Fund
Actual Fund Return(b)
Class I	$1,000.00	$1,147.90	0.66%	$1.36
Hypothetical(c)
Class I	$1,000.00	$1,008.32	0.66%	$1.27
Aristotle International Equity Fund
Actual Fund Return(b)
Class I	$1,000.00	$1,143.00	0.79%	$1.62
Hypothetical(c)
Class I	$1,000.00	$1,008.07	0.79%	$1.52
Aristotle Small Cap Equity Fund
Actual Fund Return(b)
Class A	$1,000.00	$1,153.10	1.16%	$2.39
Class C	$1,000.00	$1,151.10	1.91%	$3.94
Class R6	$1,000.00	$1,153.80	0.85%	$1.76
Hypothetical(c)
Class A	$1,000.00	$1,007.36	1.16%	$2.23
Class C	$1,000.00	$1,005.93	1.91%	$3.67
Class R6	$1,000.00	$1,007.96	0.85%	$1.64

(a)	Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 70/365 to reflect the period.
(b)

This Fund was part of a reorganization of a series of the Investment Managers Series Trust (an “Acquired Fund”) into the applicable Fund, in which the Acquired Fund acted as the accounting survivor. The amounts shown are based on the 70 days between the date of reorganization and the end of the period.

(c)	5% annualized return before expenses.

Aristotle Funds Series Trust
Expense Example (Continued)
December 31, 2023 (Unaudited)

	Beginning Account Value October 26, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio based on the period October 26, 2023 - December 31, 2023	Expenses Paid During Period(a) October 26, 2023- December 31, 2023
Aristotle Core Equity Fund
Actual Fund Return(b)
Class A	$ 1,000.00	$ 1,161.20	0.92%	$1.82
Hypothetical(c)
Class A	$ 1,000.00	$ 1,007.49	0.92%	$1.70

(a)	Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 67/365 to reflect the period.
(b)	This class commenced operation on October 25, 2023. The amounts shown are based on the 67 days between commencement date and the end of the period.
(c)	5% annualized return before expenses.

	Beginning Account Value December 27, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio based on the period December 27, 2023 - December 31, 2023	Expenses Paid During Period(a) December 27, 2023- December 31, 2023
Aristotle Value Equity Fund
Actual Fund Return(b)
Class I	$ 1,000.00	$ 1,001.20	0.70%	$0.08
Hypothetical(c)
Class I	$ 1,000.00	$ 1,000.47	0.70%	$0.08

(a)	Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 4/365 to reflect the period.
(b)	This class commenced operation on December 26, 2023. The amounts shown are based on the 5 days between commencement date and the end of the period.
(c)	5% annualized return before expenses.

	Beginning Account Value December 29, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio based on the period December 29, 2023 - December 31, 2023	Expenses Paid During Period(a) December 29, 2023- December 31, 2023
Aristotle International Equity Fund
Actual Fund Return(b)(c)
Class A	$ 1,000.00	$ 1,000.00	1.04%	$0.09
Hypothetical(d)
Class A	$ 1,000.00	$ 1,000.33	1.04%	$0.09
Aristotle Value Equity Fund
Actual Fund Return(b)(c)
Class A	$ 1,000.00	$ 998.00	0.95%	$0.08
Hypothetical(d)
Class A	$ 1,000.00	$ 1,000.33	0.95%	$0.08

(a)	Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 3/365 to reflect the period.
(b)	This class commenced operation on December 28, 2023. The amounts shown are based on the 3 days between commencement date and the end of the period.
(c)	Amounts shown are based on a one-day fiscal year and are not indicative of future Fund expenses.
(d)	5% annualized return before expenses.

Aristotle Core Equity Fund
Schedule of Investments
as of December 31, 2023

	Shares	Value
COMMON STOCKS — 97.2%

Communication Services — 8.1%(a)
Alphabet, Inc. — Class A	138,798	$19,388,692
Meta Platforms, Inc. — Class A	25,053	8,867,760
Netflix, Inc.	8,177	3,981,218
		32,237,670

Consumer Discretionary — 12.0%
Amazon.com, Inc.(a)	115,476	17,545,424
Expedia Group, Inc.(a)	32,257	4,896,290
General Motors Co.	118,759	4,265,823
Home Depot, Inc.	24,834	8,606,223
Marriott International Inc. — Class A	28,794	6,493,335
O’Reilly Automotive, Inc.(a)	6,029	5,728,032
		47,535,127

Consumer Staples — 5.4%
Costco Wholesale Corp.	15,621	10,311,109
Darling Ingredients, Inc.(a)	156,309	7,790,441
Estee Lauder Cos., Inc. — Class A	22,824	3,338,010
		21,439,560

Energy — 2.3%
Antero Resources Corp.(a)	138,897	3,150,184
Halliburton Co.	166,020	6,001,623
		9,151,807

Financials — 12.2%
Ameriprise Financial, Inc.	20,812	7,905,022
Bank of America Corp.	215,290	7,248,814
Chubb Ltd.	31,262	7,065,212
Intercontinental Exchange, Inc.	60,235	7,735,981
JPMorgan Chase & Co.	65,190	11,088,820
Visa, Inc. — Class A	28,904	7,525,156
		48,569,005

Health Care — 14.0%
Abbott Laboratories	49,768	5,477,964
Adaptive Biotechnologies Corp.(a)	479,245	2,348,301
Becton Dickinson & Co.	36,117	8,806,407
Bio-Techne Corp.	80,393	6,203,124
Eli Lilly & Co.	3,003	1,750,509
Guardant Health, Inc.(a)	129,425	3,500,946
Teleflex, Inc.	21,332	5,318,921
The Cigna Group	23,481	7,031,385
Thermo Fisher Scientific, Inc.	11,696	6,208,120
Vertex Pharmaceuticals, Inc.(a)	9,492	3,862,200
Zoetis, Inc.	25,988	5,129,252
		55,637,129

Industrials — 9.4%
AMETEK, Inc.	58,265	9,607,316
Chart Industries, Inc.(a)	29,769	4,058,408
Honeywell International, Inc.	28,774	6,034,196
Norfolk Southern Corp.	34,366	8,123,435
Spirit AeroSystems Holdings, Inc. — Class A(a)	88,098	2,799,754

	Shares	Value
Trane Technologies PLC	28,018	$6,833,590
		37,456,699

Information Technology — 29.8%(b)
Accenture PLC — Class A	22,864	8,023,206
Apple, Inc.	134,428	25,881,423
Applied Materials, Inc.	26,964	4,370,055
Broadcom, Inc.	10,963	12,237,449
Microsoft Corp.	92,538	34,797,989
NVIDIA Corp.	30,645	15,176,017
Oracle Corp.	47,599	5,018,363
ServiceNow, Inc.(a)	11,121	7,856,875
Synopsys, Inc.(a)	9,213	4,743,866
		118,105,243

Materials — 1.9%
Avery Dennison Corp.	36,555	7,389,959

Utilities — 2.1%
American Water Works Co., Inc.	28,675	3,784,813
NextEra Energy, Inc.	73,428	4,460,017
		8,244,830
TOTAL COMMON STOCKS (Cost $306,947,277)		385,767,029

REAL ESTATE INVESTMENT TRUSTS — 2.0%

Alexandria Real Estate Equities, Inc.	28,317	3,589,746
Prologis, Inc.	31,719	4,228,143
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,046,526)		7,817,889

TOTAL INVESTMENTS — 99.2% (Cost $313,993,803)		393,584,918
Other Assets in Excess of Liabilities — 0.8%		3,217,321
TOTAL NET ASSETS — 100.0%		$396,802,239

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)	Non-income producing security

(b)	As of December 31, 2023, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks.

See Notes to Financial Statements

Aristotle International Equity Fund
Schedule of Investments
as of December 31, 2023

	Shares	Value
COMMON STOCKS — 97.4%

Austria — 2.0%
Erste Group Bank AG	305,400	$12,383,359

Canada — 9.7%
Brookfield Corp.	614,700	24,656,658
Cameco Corp.	484,800	20,902,324
Magna International, Inc.	245,100	14,481,626
		60,040,608

France — 13.2%
Amundi SA(a)	172,300	11,716,948
Cie Generale des Etablissements Michelin SCA	463,400	16,605,542
LVMH Moet Hennessy Louis Vuitton SE	23,200	18,788,660
Safran SA	99,500	17,515,532
TotalEnergies SE	249,600	16,973,594
		81,600,276

Germany — 8.9%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen(b)	58,700	24,307,129
Nemetschek SE	215,100	18,635,795
Symrise AG	110,100	12,110,708
		55,053,632

Hong Kong — 1.9%
AIA Group Ltd.	1,324,500	11,542,835

Ireland — 7.4%
Accenture PLC — Class A	87,500	30,704,625
Experian PLC	378,600	15,452,273
		46,156,898

Japan — 18.1%
Daikin Industries Ltd.	99,700	16,252,514
FANUC Corp.	373,700	10,991,021
KDDI Corp.	474,000	15,080,596
Kubota Corp.	618,400	9,308,894
NIDEC CORP	148,000	5,977,730
Otsuka Holdings Co. Ltd.	273,400	10,255,408
Pan Pacific International Holdings Corp.	878,000	20,947,461
Sony Group Corp.	243,900	23,196,447
		112,010,071

Netherlands — 4.5%
Akzo Nobel NV	157,000	12,967,787
Heineken NV	150,000	15,224,543
		28,192,330

Peru — 2.6%
Credicorp Ltd.	105,800	15,862,594

Singapore — 2.7%
DBS Group Holdings Ltd.	653,500	16,543,614

South Korea — 2.5%
Samsung Electronics Co. Ltd.	199,100	12,135,531
Samsung Electronics Co. Ltd. — GDR(b)	2,350	3,520,300
		15,655,831

	Shares	Value
Sweden — 2.1%
Assa Abloy AB — Class B	463,200	$13,331,974

Switzerland — 6.7%
Alcon, Inc.	216,400	16,889,003
DSM-Firmenich AG	109,800	11,151,638
Novartis AG(b)	135,900	13,713,612
		41,754,253

United Kingdom — 15.1%
Ashtead Group PLC	325,300	22,647,810
Coca-Cola Europacific Partners PLC	259,700	17,332,378
GSK PLC	671,200	12,407,100
Haleon PLC	4,091,800	16,775,999
Rentokil Initial PLC	2,241,200	12,592,520
Unilever PLC	242,100	11,720,939
		93,476,746
TOTAL COMMON STOCKS (Cost $527,600,512)		603,605,021

TOTAL INVESTMENTS — 97.4% (Cost $527,600,512)		603,605,021
Other Assets in Excess of Liabilities — 2.6%		16,065,162
TOTAL NET ASSETS — 100.0%		$619,670,183

Percentages are stated as a percent of net assets.

GDR - Global Depositary Receipt
PLC - Public Limited Company

(a)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2023, the value of these securities total $11,716,948 or 1.9% of the Fund’s net assets.

(b)	Security considered restricted. The total market value of these securities was $41,541,041 which represented 6.7% of net assets as of December 31, 2023.

See Notes to Financial Statements

Aristotle International Equity Fund
Schedule of Investments (Continued)
as of December 31, 2023

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	20.0%
Industrials	18.9%
Consumer Discretionary	15.2%
Information Technology	10.5%
Consumer Staples	9.9%
Health Care	8.6%
Energy	6.1%
Materials	5.8%
Communication Services	2.4%
Total Common Stocks	97.4%
Total Investments	97.4%
Other Assets in Excess of Liabilities	2.6%
Total Net Assets	100.0%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Notes to Financial Statements

Aristotle Small Cap Equity Fund
Schedule of Investments
as of December 31, 2023

	Shares	Value
COMMON STOCKS — 90.4%

Communication Services — 1.7%
ATN International, Inc.	34,962	$1,362,469
TKO Group Holdings, Inc.	25,921	2,114,635
		3,477,104

Consumer Discretionary — 5.4%
1-800-Flowers.com, Inc. — Class A(a)	140,382	1,513,318
Carter’s, Inc.	35,341	2,646,687
Designer Brands, Inc. — Class A	120,781	1,068,912
KB Home	35,998	2,248,435
Monro, Inc.	46,540	1,365,484
Sonos, Inc.(a)	109,870	1,883,172
Wolverine World Wide, Inc.	71,788	638,195
		11,364,203

Consumer Staples — 3.2%
Chefs’ Warehouse, Inc.(a)	27,554	810,914
Herbalife Ltd.(a)	73,398	1,120,053
J & J Snack Foods Corp.	11,199	1,871,801
Nu Skin Enterprises, Inc. — Class A	52,114	1,012,054
TreeHouse Foods, Inc.(a)	47,790	1,980,895
		6,795,717

Energy — 5.1%
Ardmore Shipping Corp.	243,900	3,436,551
International Seaways, Inc.	34,445	1,566,559
Northern Oil and Gas, Inc.	26,699	989,732
Oceaneering International, Inc.(a)	125,186	2,663,959
Patterson-UTI Energy, Inc.	150,338	1,623,650
Ring Energy, Inc.(a)	303,996	443,834
		10,724,285

Financials — 12.6%
BankUnited, Inc.	44,330	1,437,622
Banner Corp.	24,114	1,291,546
Berkshire Hills Bancorp, Inc.	27,145	674,010
BRP Group, Inc. — Class A(a)	92,311	2,217,310
Byline Bancorp, Inc.	104,022	2,450,758
Customers Bancorp, Inc.(a)	40,373	2,326,292
eHealth, Inc.(a)	47,836	417,130
Euronet Worldwide, Inc.(a)	25,489	2,586,879
Flushing Financial Corp.	64,937	1,070,162
National Bank Holdings Corp. — Class A	77,477	2,881,370
Pacific Premier Bancorp, Inc.	52,740	1,535,261
Texas Capital Bancshares, Inc.(a)	30,455	1,968,307
United Community Banks, Inc. of Georgia	52,147	1,525,821
Veritex Holdings, Inc.	70,427	1,638,836
Voya Financial, Inc.	31,674	2,310,935
		26,332,239

Health Care — 15.0%
Acadia Healthcare Co., Inc.(a)	59,260	4,608,058
Avid Bioservices, Inc.(a)	65,005	422,533
Charles River Laboratories International, Inc.(a)	9,243	2,185,045
Chemed Corp.	5,880	3,438,330

	Shares	Value
Cross Country Healthcare, Inc.(a)	81,322	$1,841,130
Enhabit, Inc.(a)	3,607	37,332
Haemonetics Corp.(a)	19,064	1,630,163
HealthEquity, Inc.(a)	37,361	2,477,034
Merit Medical Systems, Inc.(a)	53,189	4,040,236
ModivCare, Inc.(a)	45,318	1,993,539
Pediatrix Medical Group, Inc.(a)	52,981	492,723
PetIQ, Inc.(a)	79,584	1,571,784
Prestige Consumer Healthcare, Inc.(a)	47,005	2,877,646
QuidelOrtho Corp.(a)	25,041	1,845,522
Supernus Pharmaceuticals, Inc.(a)	69,531	2,012,227
		31,473,302

Industrials — 26.0%(b)
AerCap Holdings NV(a)	55,096	4,094,735
Albany International Corp. — Class A	32,507	3,192,838
ASGN, Inc.(a)	36,031	3,465,101
AZEK Co., Inc.(a)	75,554	2,889,941
AZZ, Inc.	24,144	1,402,525
Barnes Group, Inc.	64,724	2,111,944
Capital Product Partners LP	46,429	659,292
Casella Waste Systems, Inc. — Class A(a)	25,953	2,217,943
Columbus McKinnon Corporation of New York	51,123	1,994,819
Dycom Industries, Inc.(a)	28,757	3,309,643
Enviri Corp.(a)	154,167	1,387,503
FTI Consulting, Inc.(a)	6,381	1,270,776
GXO Logistics, Inc.(a)	23,467	1,435,242
Huron Consulting Group, Inc.(a)	43,577	4,479,716
KBR, Inc.	45,243	2,506,915
Liquidity Services, Inc.(a)	73,589	1,266,467
Matthews International Corp. — Class A	63,217	2,316,903
Mercury Systems, Inc.(a)	51,365	1,878,418
SP Plus Corp.(a)	40,519	2,076,599
Titan Machinery, Inc.(a)	40,959	1,182,896
Viad Corp.(a)	67,476	2,442,631
Wabash National Corp.	71,870	1,841,309
Westinghouse Air Brake Technologies Corp.	24,367	3,092,172
WillScot Mobile Mini Holdings Corp.(a)	48,095	2,140,228
		54,656,556

Information Technology — 15.3%
ACI Worldwide, Inc.(a)	91,254	2,792,372
Advanced Energy Industries, Inc.	32,619	3,552,861
Aspen Technology, Inc.(a)	8,604	1,894,171
Belden, Inc.	32,282	2,493,785
Benchmark Electronics, Inc.	61,953	1,712,381
Box, Inc. — Class A(a)	90,854	2,326,771
Cerence, Inc.(a)	48,793	959,270
Infinera Corp.(a)	194,251	922,692
Insight Enterprises, Inc.(a)	10,590	1,876,442
Itron, Inc.(a)	50,578	3,819,145
Knowles Corp.(a)	138,980	2,489,132
MACOM Technology Solutions Holdings, Inc.(a)	40,918	3,803,328
Novanta, Inc.(a)	15,380	2,590,146
Rogers Corp.(a)	6,315	834,022
		32,066,518

See Notes to Financial Statements

Aristotle Small Cap Equity Fund
Schedule of Investments (Continued)
as of December 31, 2023

	Shares	Value
Materials — 3.1%
Alamos Gold, Inc. — Class A	125,209	$1,686,565
Silgan Holdings, Inc.	47,709	2,158,832
Summit Materials, Inc. — Class A(a)	66,390	2,553,360
		6,398,757

Real Estate — 0.3%
Safehold, Inc.	29,786	696,992

Utilities — 2.7%
ALLETE, Inc.	46,477	2,842,533
Unitil Corp.	54,022	2,839,937
		5,682,470
TOTAL COMMON STOCKS (Cost $159,905,491)		189,668,143

REAL ESTATE INVESTMENT TRUSTS — 4.3%

Armada Hoffler Properties, Inc.	116,486	1,440,932
Community Healthcare Trust, Inc.	57,359	1,528,044
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	92,776	2,558,762
JBG SMITH Properties	34,163	581,113
STAG Industrial, Inc.	75,601	2,968,095
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $8,771,793)		9,076,946

EXCHANGE TRADED FUNDS — 2.7%

iShares Russell 2000 ETF	14,419	2,894,038
iShares Russell 2000 Value ETF	17,992	2,794,697
TOTAL EXCHANGE TRADED FUNDS (Cost $4,853,110)		5,688,735

TOTAL INVESTMENTS — 97.4% (Cost $173,530,394)		204,433,824
Other Assets in Excess of Liabilities — 2.6%		5,457,689
TOTAL NET ASSETS — 100.0%		$209,891,513

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security

(b)	As of December 31, 2023, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks.

See Notes to Financial Statements

Aristotle/Saul Global Equity Fund
Schedule of Investments
as of December 31, 2023

	Shares	Value
COMMON STOCKS — 95.8%

Austria — 1.1%
Erste Group Bank AG	16,200	$656,878

Canada — 5.1%
Brookfield Corp.	28,668	1,149,922
Cameco Corp.	42,000	1,810,845
		2,960,767

France — 7.1%
Cie Generale des Etablissements Michelin SCA	36,000	1,290,029
LVMH Moet Hennessy Louis Vuitton SE	1,500	1,214,784
TotalEnergies SE	24,000	1,632,076
		4,136,889

Germany — 7.9%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen(a)	3,900	1,614,954
Nemetschek SE	14,700	1,273,576
Rational AG	1,300	1,003,875
Symrise AG	6,600	725,983
		4,618,388

Hong Kong — 1.6%
AIA Group Ltd.	107,400	935,976

Ireland — 1.5%
Medtronic PLC	10,400	856,752

Japan — 12.9%
FANUC Corp.	25,600	752,931
KDDI Corp.	29,900	951,287
Mitsubishi UFJ Financial Group, Inc.	80,600	692,531
MonotaRO Co. Ltd.	107,700	1,175,916
NIDEC CORP	10,900	440,252
Otsuka Holdings Co. Ltd.	29,400	1,102,813
Pan Pacific International Holdings Corp.	36,700	875,594
Sony Group Corp.	15,800	1,502,681
		7,494,005

Netherlands — 1.4%
Heineken NV	8,000	811,976

Singapore — 2.2%
DBS Group Holdings Ltd.	49,746	1,259,340

Sweden — 1.5%
Assa Abloy AB — Class B	30,600	880,739

Switzerland — 3.4%
Alcon, Inc.	15,200	1,186,288
DSM-Firmenich AG	7,800	792,192
		1,978,480

United Kingdom — 3.4%
GSK PLC	46,600	861,399
Rentokil Initial PLC	195,300	1,097,322
		1,958,721

	Shares	Value
United States — 46.7%(b)
Adobe, Inc.(c)	3,100	$1,849,460
Amgen, Inc.	5,200	1,497,704
Coca-Cola Co.	18,100	1,066,633
Danaher Corp.	5,300	1,226,102
Dolby Laboratories, Inc. — Class A	12,700	1,094,486
FirstCash Holdings, Inc.	13,500	1,463,265
FMC Corp.	10,900	687,245
General Dynamics Corp.	4,200	1,090,614
Honeywell International, Inc.	4,600	964,666
Jazz Pharmaceuticals PLC(c)	8,300	1,020,900
Lennar Corp. — Class A	17,900	2,667,816
Martin Marietta Materials, Inc.	3,800	1,895,858
Microchip Technology, Inc.	19,900	1,794,582
Microsoft Corp.	7,100	2,669,884
Norwegian Cruise Line Holdings Ltd.(c)	39,400	789,576
Oshkosh Corp.	11,800	1,279,238
PayPal Holdings, Inc.(c)	7,800	478,998
Procter & Gamble Co.	6,100	893,894
QUALCOMM, Inc.	8,500	1,229,355
RPM International, Inc.	11,500	1,283,745
Veralto Corp.	1,866	153,497
		27,097,518
TOTAL COMMON STOCKS (Cost $38,572,583)		55,646,429

PREFERRED STOCKS — 2.7%

South Korea — 2.7%
Samsung Electronics Co. Ltd.,	32,700	1,581,808
TOTAL PREFERRED STOCKS (Cost $629,631)		1,581,808

TOTAL INVESTMENTS — 98.5% (Cost $39,202,214)		57,228,237
Other Assets in Excess of Liabilities — 1.5%		844,486
TOTAL NET ASSETS — 100.0%		$58,072,723

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	Security considered restricted. The total market value of these securities was $1,614,954 which represented 2.8% of net assets as of December 31, 2023.

(b)	As of December 31, 2023, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks.

(c)	Non-income producing security

See Notes to Financial Statements

Aristotle/Saul Global Equity Fund
Schedule of Investments (Continued)
as of December 31, 2023

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Information Technology	17.1%
Industrials	15.2%
Consumer Discretionary	14.4%
Financials	14.2%
Health Care	13.3%
Materials	9.3%
Energy	5.9%
Consumer Staples	4.8%
Communication Services	1.6%
Total Common Stocks	95.8%
Preferred Stock
Information Technology	2.7%
Total Preferred Stock	2.7%
Total Investments	98.5%
Other Assets in Excess of Liabilities	1.5%
Total Net Assets	100.0%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Notes to Financial Statements

Aristotle Value Equity Fund
Schedule of Investments
as of December 31, 2023

	Shares	Value
COMMON STOCKS — 94.6%

Consumer Discretionary — 5.4%
Cie Generale des Etablissements Michelin SCA — ADR	749,900	$13,468,204
Lennar Corp. — Class A	157,400	23,458,896
Lennar Corp. — Class B	78	10,456
		36,937,556

Consumer Staples — 7.7%
Coca-Cola Co.	243,600	14,355,348
Constellation Brands, Inc. — Class A	50,400	12,184,200
Procter & Gamble Co.	90,300	13,232,562
Sysco Corp.	168,400	12,315,092
		52,087,202

Energy — 4.2%
Coterra Energy, Inc.	557,600	14,229,952
Phillips 66	109,000	14,512,260
		28,742,212

Financials — 16.3%
Ameriprise Financial, Inc.	51,900	19,713,177
Blackstone, Inc.	130,200	17,045,784
Capital One Financial Corp.	135,100	17,714,312
Commerce Bancshares, Inc./MO	130,300	6,959,323
Cullen/Frost Bankers, Inc.	93,900	10,187,211
Mitsubishi UFJ Financial Group, Inc. — ADR	1,170,600	10,078,866
PNC Financial Services Group, Inc.	82,700	12,806,095
US Bancorp	370,800	16,048,224
		110,552,992

Health Care — 10.9%
Alcon, Inc.	176,400	13,780,368
Amgen, Inc.	61,000	17,569,220
Danaher Corp.	68,800	15,916,192
Medtronic PLC	129,000	10,627,020
Merck & Co., Inc.	146,300	15,949,626
		73,842,426

Industrials — 11.9%
General Dynamics Corp.	53,000	13,762,510
Honeywell International, Inc.	72,600	15,224,946
Oshkosh Corp.	95,100	10,309,791
Parker-Hannifin Corp.	52,100	24,002,470
Veralto Corp. (a)	23,166	1,905,635
Xylem, Inc./NY	136,100	15,564,396
		80,769,748

Information Technology — 13.0%
Adobe, Inc.(a)	40,900	24,400,940
Microchip Technology, Inc.	220,400	19,875,672
Microsoft Corp.	79,100	29,744,764
Teledyne Technologies, Inc.(a)	32,000	14,281,280
		88,302,656

Materials — 10.4%
Corteva, Inc.	386,600	$18,525,872
Ecolab, Inc.	75,200	14,915,920
Martin Marietta Materials, Inc.	43,800	21,852,258
RPM International, Inc.	140,800	15,717,504
		71,011,554

Technology — 10.4%
ANSYS, Inc.(a)	57,800	20,974,464
Autodesk, Inc.(a)	67,900	16,532,292
QUALCOMM, Inc.	115,100	16,646,913
Sony Group Corp. — ADR	175,000	16,570,750
		70,724,419

Utilities — 4.4%
Atmos Energy Corp.	136,400	15,808,760
Xcel Energy, Inc.	224,000	13,867,840
		29,676,600
TOTAL COMMON STOCKS (Cost $482,545,206)		642,647,365

REAL ESTATE INVESTMENT TRUSTS — 3.4%

Crown Castle, Inc.	93,400	10,758,746
Equity LifeStyle Properties, Inc.	170,800	12,048,232
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $25,039,449)		22,806,978

TOTAL INVESTMENTS — 98.0% (Cost $507,584,655)		665,454,343
Other Assets in Excess of Liabilities — 2.0%		13,734,667
TOTAL NET ASSETS — 100.0%		$679,189,010

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security

See Notes to Financial Statements

Aristotle Funds Series Trust
Statements of Assets and Liabilities
December 31, 2023

	Aristotle Core Equity Fund	Aristotle International Equity Fund	Aristotle Small Cap Equity Fund	Aristotle/ Saul Global Equity Fund	Aristotle Value Equity Fund
ASSETS:
Investments, at value	$393,584,918	$603,605,021	$204,433,824	$57,228,237	$665,454,343
Foreign Currency, at value	—	—	—	304	—
Cash	1,956,671	14,704,303	5,395,003	750,171	13,190,071
Investments receivable	2,920,520	—	28,501	—	—
Fund shares sold	62,483	929,239	130,118	23,103	1,337,124
Dividend tax reclaim receivable	—	976,814	313	113,576	120,878
Dividends and interest receivable	335,413	415,235	162,525	48,348	679,343
Total assets	398,860,005	620,630,612	210,150,284	58,163,739	680,781,759

LIABILITIES:
Fund shares redeemed	1,756,945	416,742	5,617	4,595	1,034,131
Due to Adviser	222,746	416,743	168,098	38,824	411,585
Accrued distribution and shareholder servicing fees	9	—	1,407	—	—
Accrued shareholder servicing fees	18,028	40,874	27,188	—	—
Accounting and Administration fees payable	11,883	23,758	14,138	5,339	39,495
Audit fees payable	15,628	17,727	17,310	16,769	17,528
Legal fees payable	4,179	4,345	4,733	4,746	4,856
Printing and mailing fees payable	5,002	5,214	5,473	4,503	12,176
Transfer agent fees payable	8,509	9,931	4,049	4,431	20,393
Trustee fees payable	6,231	10,254	4,627	1,477	14,225
Other accrued expenses	8,606	14,841	6,131	10,332	38,360
Total liabilities	2,057,766	960,429	258,771	91,016	1,592,749
NET ASSETS	$396,802,239	$619,670,183	$209,891,513	$58,072,723	$679,189,010

NET ASSETS CONSISTS OF:
Paid-in capital	$327,352,101	$572,318,652	$186,795,802	$39,642,369	$538,285,129
Total distributable earnings/accumulated deficit	69,450,138	47,351,531	23,095,711	18,430,354	140,903,881
NET ASSETS	$396,802,239	$619,670,183	$209,891,513	$58,072,723	$679,189,010

NET ASSET VALUE PER SHARE:
Class A
Net assets	$46,951	$1,000	$3,802,409		$998
Shares of beneficial interest outstanding	4,145	100	275,946		100
Net asset value per share	$11.33	$10.00	$13.78		$9.98
Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$11.83	$10.44	$14.39		$10.42
Class C
Net assets			$988,391
Shares of beneficial interest outstanding			75,463
Net asset value per share*			$13.10
Class I
Net assets	$221,282,705	$199,072,978			$24,377
Shares of beneficial interest outstanding	19,116,143	18,595,782			2,500
Net asset value per share	$11.58	$10.71			$9.75
Class I-2
Net assets	$175,472,583	$420,596,205	$203,865,417	$58,072,723	$679,163,635
Shares of beneficial interest outstanding	8,499,649	31,925,443	14,116,890	4,014,365	33,491,203
Net asset value per share	$20.64	$13.17	$14.44	$14.47	$20.28

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Aristotle Funds Series Trust
Statements of Assets and Liabilities (Continued)
December 31, 2023

	Aristotle Core Equity Fund	Aristotle International Equity Fund	Aristotle Small Cap Equity Fund	Aristotle/ Saul Global Equity Fund	Aristotle Value Equity Fund
Class R6
Net assets			$1,235,296
Shares of beneficial interest outstanding			90,875
Net asset value per share			$13.59

Cost of investments	$313,993,803	$527,600,512	$173,530,394	$39,202,214	$507,584,655
Cost of foreign currency	$—	$—	$—	$306	$—

See Notes to Financial Statements

Aristotle Funds Series Trust
Statements of Operations
For the Year Ended December 31, 2023

	Aristotle Core Equity Fund	Aristotle International Equity Fund	Aristotle Small Cap Equity Fund	Aristotle/ Saul Global Equity Fund	Aristotle Value Equity Fund
INVESTMENT INCOME:
Dividend income	$2,642,252	$9,293,789	$2,388,767	$1,237,405	$13,203,503
Less: Dividend withholding taxes	—	(848,989)	(1,760)	(79,608)	(133,280)
Interest income	170,186	608,621	275,434	56,893	713,938
Total investment income	2,812,438	9,053,421	2,662,441	1,214,690	13,784,161

EXPENSES:
Investment advisory fee	1,074,446	3,002,309	1,468,005	432,367	3,992,619
Supervision and Administration fee - Class A	10	—	1,393	—	—
Supervision and Administration fee - Class C	—	—	345	—	—
Supervision and Administration fee - Class I	60,794	29,410	—	—	—
Supervision and Administration fee - Class I-2	49,932	62,837	77,524 (a)	8,707	114,639
Supervision and Administration fee - Class R6	—	—	328	—	—
Distribution and shareholder servicing fees - Class A	17	—	1,741	—	—
Distribution and shareholder servicing fees - Class C	—	—	1,728	—	—
Shareholder servicing fees - Class I-2	155,198	222,903	169,395	—	—
Administration and accounting fees	109,282	229,469	121,437	55,653	376,488
Federal and state registration fees	22,836	48,537	30,109	22,414	46,813
Custody fees	19,173	87,992	22,840	24,832	56,100
Transfer agent fees and expenses	24,927	33,077	18,685	14,978	54,609
Audit and tax fees	15,494	17,856	16,856	16,856	17,856
Tax reclaim service fee	—	20,100	—	8,000	5,000
Trustee fees and expenses	14,561	21,806	14,406	9,004	29,844
Legal fees	10,437	13,307	12,509	7,994	15,391
Compliance fees	6,629	7,531	7,210	5,734	7,334
Miscellaneous expenses	4,492	5,221	4,606	3,688	6,339
Insurance fees	4,009	4,520	4,069	3,765	5,205
Reports to shareholders	10,260	15,650	3,747	5,019	22,932
Total Expenses	1,582,497	3,822,525	1,976,933	619,011	4,751,169
Expenses (waived/reimbursed) recouped - Class I-2	(183,341)	(391,394)	(188,025)	(119,112)	(154,823)
Expenses (waived/reimbursed) recouped - Class R6	—	—	(19)	—	—
Net expenses	1,399,156	3,431,131	1,788,889	499,899	4,596,346
Net Investment income (loss)	1,413,282	5,622,290	873,552	714,791	9,187,815

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) from:
Investments in securities of unaffiliated issuers	(7,188,811)	(10,131,326)	(1,898,644)	3,505,386	(5,331,990)
Foreign currency transactions	—	(10,843)	—	(9,190)	—
Net change in unrealized appreciation (depreciation) on:
Investments in securities of unaffiliated issuers	70,580,603 (b)	93,102,933 (b)	15,174,739 (b)	6,208,846	115,089,712
Translation of assets and liabilities denominated in foreign currencies	—	37,047	—	1,265	—
Net realized and unrealized gain (loss) on investments and foreign currency	63,391,792	82,997,811	13,276,095	9,706,307	109,757,722
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$64,805,074	$88,620,101	$14,149,647	$10,421,098	$118,945,537

(a)	Includes $1,205 of Supervision and Administration fee accrued in acquired Class I-2.

(b)

Change in unrealized appreciation (depreciation) does not include net unrealized appreciation (depreciation) of $3,322,853, $(12,924,346) and $(1,386,575) for the Aristotle Core Equity Fund, Aristotle International Equity Fund and Aristotle Small Cap Equity Fund, respectively, in connection with the Funds’ reorganization. See Note 12 in the Notes to Financial Statements.

See Notes to Financial Statements

Aristotle Funds Series Trust
Statements of Changes in Net Assets

	Aristotle Core Equity Fund		Aristotle International Equity Fund		Aristotle Small Cap Equity Fund
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023		Year ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,413,282	$878,672	$5,622,290	$4,795,216	$873,552		$33,215
Net realized gain (loss) from investments and foreign currency	(7,188,811)	(2,927,903)	(10,142,169)	(16,645,594)	(1,898,644)		6,750,556
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	70,580,603	(42,159,025)	93,139,980	(78,175,877)	15,174,739		(29,171,704)
Net increase/(decrease) in net assets from operations	64,805,074	(44,208,256)	88,620,101	(90,026,255)	14,149,647		(22,387,933)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders
Class A	(295)	—	—	—	—		—
Class C	—	—	—	—	—		—
Class I	(696,029)	(1,401,488)	(425,515)	(4,698,478)	—		(9,325,231)
Class I-2	(1,393,559)	—	(6,763,144)	—	(1,767,917)		—
Class R6	—	—	—	—	(176)		—
Total distributions to shareholders	(2,089,883)	(1,401,488)	(7,188,659)	(4,698,478)	(1,768,093)		(9,325,231)

CAPITAL TRANSACTIONS:
Proceeds from shares sold - Class A	42,007	—	1,000	—	56,361		—
Proceeds from shares sold - Class C	—	—	—	—	25,339		—
Proceeds from shares sold - Class I	6,944,801	—	4,201,132	—	—		37,935,529
Proceeds from shares sold - Class I-2	20,524,180	60,986,522	107,590,423	251,614,897	5,855	(a)	—
Proceeds from shares sold - Class I-3	—	—	—	—	23,979,139	(a)	—
Proceeds from shares sold - Class R6	—	—	—	—	—		—
Reinvestments - Class A	295	—	—	—	—		—
Reinvestments - Class C	—	—	—	—	—		—
Reinvestments - Class I	696,029	—	425,515	—	—		9,125,198
Reinvestments - Class I-2	1,354,733	1,353,617	6,336,047	3,779,794	—	(a)	—
Reinvestments - Class I-3	—	—	—	—	1,731,338	(a)	—
Reinvestments - Class R6	—	—	—	—	176		—
Proceeds from merger - Class A	—	—	—	—	3,476,633		—
Proceeds from merger - Class C	—	—	—	—	852,283		—
Proceeds from merger - Class I	196,500,075	—	182,607,294	—	—		—
Proceeds from merger - Class I-2	—	—	—	—	15,893,062	(a)	—
Proceeds from merger - Class I-3	—	—	—	—	—	(a)	—
Proceeds from merger - Class R6	—	—	—	—	1,070,788		—
Cost of shares redeemed - Class A	(15)	—	—	—	(250,528)		—
Cost of shares redeemed - Class C	—	—	—	—	(17,240)		—
Cost of shares redeemed - Class I	(11,098,647)	—	(13,203,788)	—	—		(40,597,162)
Cost of shares redeemed - Class I-2(b)	(48,331,781)	(27,787,884)	(128,295,688)	(173,569,655)	(64,954	)(a)	—
Cost of shares redeemed - Class I-3	—	—	—	—	(39,874,648	)(a)	—
Cost of shares redeemed - Class R6	—	—	—	—	—		—
Net increase (decrease) in net assets from capital transactions	166,631,677	34,552,255	159,661,935	81,825,036	6,883,604		6,463,565
Total increase (decrease) in net assets	$229,346,868	$(11,057,489)	$241,093,377	$(12,899,697)	$19,265,158		$(25,249,599)

NET ASSETS:
Beginning of the period	$167,455,371	$178,512,860	$378,576,806	$391,476,503	$190,626,355		$215,875,954
End of the period	$396,802,239	$167,455,371	$619,670,183	$378,576,806	$209,891,513		$190,626,355

See Notes to Financial Statements

Aristotle Funds Series Trust
Statements of Changes in Net Assets (Continued)

	Aristotle Core Equity Fund		Aristotle International Equity Fund		Aristotle Small Cap Equity Fund
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
Class A
Shares sold	4,120		100		4,373
Shares received through reorganization	—		—		290,898
Shares reinvested	26		—		—
Shares redeemed	(1)		—		(19,325)
Net (Decrease)/Increase	4,145		100		275,946

Class C
Shares sold					1,983
Shares received through reorganization					74,917
Shares reinvested					—
Shares redeemed					(1,437)
Net (Decrease)/Increase					75,463

Class I
Shares sold	660,166		428,916
Shares received through reorganization	19,415,441		19,448,229
Shares reinvested	59,899		39,768
Shares redeemed	(1,019,363)		(1,321,131)
Net Increase	19,116,143		18,595,782

Class I-2(a)
Shares sold	1,124,337	3,240,338	8,725,686	20,923,900	482
Shares received through reorganization	—	—	—	—	1,297,021
Shares reinvested	70,101	76,692	518,807	321,959	—
Shares redeemed	(2,607,478)	(1,565,121)	(10,593,473)	(14,854,261)	(5,367)
Shares reorganized into Class I-3 shares	—	—	—	—	(1,292,136)
Net (Decrease)/Increase	(1,413,040)	1,751,909	(1,348,980)	6,391,598	—

Class I-3(a)
Shares sold					1,728,255	2,646,459
Shares issued upon conversion(a)					1,262,249	—
Shares reinvested					132,246	654,136
Shares redeemed					(2,950,039)	(2,856,856)
Net (Decrease)/Increase					172,711	443,739

Class R6
Shares sold					—
Shares received through reorganization					90,862
Shares reinvested					13
Shares redeemed					—
Net (Decrease)/Increase					90,875

(a)

On November 6, 2023, the Aristotle Small Cap Equity Fund’s Class I-2 shares were merged into Class I-3 shares. Class I-3 was subsequently renamed class I-2 and the Class I-3 name was discontinued following the merger.

(b)	Net of redemption fee proceeds of $33, $3,727, $11,704, $19,782, $368 and $7,632, respectively.

See Notes to Financial Statements

Aristotle Funds Series Trust
Statements of Changes in Net Assets (Continued)

	Aristotle/Saul Global Equity Fund		Aristotle Value Equity Fund
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$714,791	$798,517	$9,187,815	$9,480,447
Net realized gain (loss) from investments and foreign currency	3,496,196	1,441,808	(5,331,990)	(12,550,443)
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	6,210,111	(19,560,846)	115,089,712	(141,394,895)
Net increase/(decrease) in net assets from operations	10,421,098	(17,320,521)	118,945,537	(144,464,891)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders
Class A
Class C
Class I			(656)
Class I-2	(3,642,990)	(3,362,473)	(7,884,459)	(13,240,849)
Total distributions to shareholders	(3,642,990)	(3,362,473)	(7,885,115)	(13,240,849)

CAPITAL TRANSACTIONS:
Proceeds from shares sold - Class A			1,000
Proceeds from shares sold - Class I			25,000
Proceeds from shares sold - Class I-2	8,832,719	11,950,209	89,823,260	255,906,985
Reinvestments - Class A			—
Reinvestments - Class I			—
Reinvestments - Class I-2	2,305,631	1,863,337	7,688,646	12,569,401
Cost of shares redeemed - Class A			—
Cost of shares redeemed - Class I			—
Cost of shares redeemed - Class I-2(a)	(27,343,056)	(19,659,867)	(212,731,589)	(374,638,971)
Net increase (decrease) in net assets from capital transactions	(16,204,706)	(5,846,321)	(115,193,683)	(106,162,585)
Total decrease in net assets	$(9,426,598)	$(26,529,315)	$(4,133,261)	$(263,868,325)

NET ASSETS:
Beginning of the period	$67,499,321	$94,028,636	$683,322,271	$947,190,596
End of the period	$58,072,723	$67,499,321	$679,189,010	$683,322,271

(a)	Net of redemption fee proceeds of $0, $0, $4,295 and $10,865, respectively.

See Notes to Financial Statements

Aristotle Funds Series Trust
Statements of Changes in Net Assets (Continued)

	Aristotle/Saul Global Equity Fund		Aristotle Value Equity Fund
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
Class A
Shares sold			100
Shares reinvested			—
Shares redeemed			—
Net (Decrease)/Increase			100

Class C
Shares sold
Shares reinvested
Shares redeemed
Net (Decrease)/Increase

Class I
Shares sold			2,500
Shares reinvested			—
Shares redeemed			—
Net Increase			2,500

Class I-2
Shares sold	639,451	851,183	4,913,806	13,993,202
Shares reinvested	163,340	139,367	378,378	713,765
Shares redeemed	(1,990,110)	(1,478,728)	(11,661,439)	(20,931,424)
Net (Decrease)/Increase	(1,187,319)	(488,178)	(6,369,255)	(6,224,457)

See Notes to Financial Statements

Aristotle Core Equity Fund
Financial Highlights
Class A

	October 25, 2023(a) through December 31, 2023
PER SHARE DATA:
Net asset value, beginning of period	$10.00

INVESTMENTS OPERATIONS:
Net investment income(b)	0.01
Net realized and unrealized gain on investments	1.39
Total from investment operations	1.40

LESS DISTRIBUTIONS FROM:
From net investment income	(0.07)
From net realized gains	—
Total distributions	(0.07)

Net asset value, end of period	$11.33

TOTAL RETURN(d)	14.03	%(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$47
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)	0.91	%(e)
After expense reimbursement (recapture)	0.91	%(e)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement (recapture)	0.70	%(e)
After expense reimbursement (recapture)	0.70	%(e)
Portfolio turnover rate	18	%(c)

Portfolio Turnover is calculated for the Fund as a whole.

(a)	Commencement of operations.
(b)	Net investment income per share has been calculated based on average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and do not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements

Aristotle Core Equity Fund
Financial Highlights
Class I

	October 23, 2023(a) through December 31, 2023
PER SHARE DATA:
Net asset value, beginning of period	$10.12

INVESTMENTS OPERATIONS:
Net investment income(b)	0.02
Net realized and unrealized gain on investments	1.48
Total from investment operations	1.50

LESS DISTRIBUTIONS FROM:
From net investment income	(0.04)
From net realized gains	—
Total distributions	(0.04)

Net asset value, end of period	$11.58

TOTAL RETURN(d)	14.79	%(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$221,283
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)	0.66	%(e)
After expense reimbursement (recapture)	0.66	%(e)
Ratio of net investment income to average net assets:
Before expense reimbursement (recapture)	0.85	%(e)
After expense reimbursement (recapture)	0.85	%(e)
Portfolio turnover rate	18	%(c)

Portfolio Turnover is calculated for the Fund as a whole.

(a)

This Fund was part of a reorganization of a series of the Investment Managers Series Trust (an “Acquired Fund”) into the Fund, in which the Acquired Fund acted as the accounting survivor. The amounts shown are based on the 70 days between the date of reorganization and the end of the period.

(b)	Net investment income per share has been calculated based on average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and do not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements

Aristotle Core Equity Fund
Financial Highlights
Class I-2(a)

	Year ended December 31,
PER SHARE DATA:	2023	2022	2021	2020	2019
Net asset value, beginning of year	$16.89	$21.87	$17.86	$14.33	$10.66

INVESTMENTS OPERATIONS:
Net investment income(b)	0.11	0.09	0.07	0.10	0.09
Net realized and unrealized gain (loss) on investments	3.80	(4.93)	4.28	3.58	3.67
Total from investment operations	3.91	(4.84)	4.35	3.68	3.76

LESS DISTRIBUTIONS FROM:
From net investment income	(0.16)	(0.08)	(0.06)	(0.07)	(0.07)
From net realized gains	—	(0.06)	(0.28)	(0.08)	(0.02)
Total distributions	(0.16)	(0.14)	(0.34)	(0.15)	(0.09)

Redemption fee proceeds(b)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of year	$20.64	$16.89	$21.87	$17.86	$14.33

TOTAL RETURN(d)	23.21%	(22.15)%	24.34%	25.69%	35.24%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$175,473	$167,455	$178,513	$90,679	$27,269
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)	0.76%	0.79%	0.79%	0.96%	1.47%
After expense reimbursement (recapture)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement (recapture)	0.51%	0.37%	0.19%	0.31%	(0.15)%
After expense reimbursement (recapture)	0.62%	0.51%	0.33%	0.62%	0.67%
Portfolio turnover rate	18%	18%	8%	20%	18%

Portfolio Turnover is calculated for the Fund as a whole.

(a)

For periods prior to October 23, 2023, reflects financial information and returns of Class I of Aristotle Core Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023.

(b)	Based on average shares outstanding for the year.
(c)	Amount represents less than $0.005 per share.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and do not include deduction of any applicable sales charges.

See Notes to Financial Statements

Aristotle International Equity Fund
Financial Highlights
Class A

	December 28, 2023(a) through December 31, 2023
PER SHARE DATA:
Net asset value, beginning of period	$10.00

INVESTMENTS OPERATIONS:
Net investment income(b)	—
Net realized and unrealized gain on investments	—
Total from investment operations	—

LESS DISTRIBUTIONS FROM:
From net investment income	—
From net realized gains	—
Total distributions	—

Net asset value, end of period	$10.00

TOTAL RETURN(d)	0.00	%(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)	1.04	%(e)
After expense reimbursement (recapture)	1.04	%(e)
Ratio of net investment income to average net assets:
Before expense reimbursement (recapture	0.39	%(e)
After expense reimbursement (recapture)	0.39	%(e)
Portfolio turnover rate	16	%(c)

Portfolio Turnover is calculated for the Fund as a whole.

(a)	Commencement of operations.
(b)	Net investment income per share has been calculated based on average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and do not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements

Aristotle International Equity Fund
Financial Highlights
Class I

	October 23, 2023(a) through December 31, 2023
PER SHARE DATA:
Net asset value, beginning of period	$9.39

INVESTMENTS OPERATIONS:
Net investment income(b)	0.01
Net realized and unrealized gain on investments	1.33
Total from investment operations	1.34

LESS DISTRIBUTIONS FROM:
From net investment income	(0.02)
From net realized gains	—
Total distributions	(0.02)

Net asset value, end of period	$10.71

TOTAL RETURN(d)	14.30	%(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$199,073
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)	0.79	%(e)
After expense reimbursement (recapture)	0.79	%(e)
Ratio of net investment income to average net assets:
Before expense reimbursement (recapture)	0.64	%(e)
After expense reimbursement (recapture)	0.64	%(e)
Portfolio turnover rate	16	%(c)

Portfolio Turnover is calculated for the Fund as a whole.

(a)

This Fund was part of a reorganization of a series of the Investment Managers Series Trust (an “Acquired Fund”) into the Fund, in which the Acquired Fund acted as the accounting survivor. The amounts shown are based on the 70 days between the date of reorganization and the end of the period.

(b)	Net investment income per share has been calculated based on average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and do not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements

Aristotle International Equity Fund
Financial Highlights
Class I-2(a)

	Year ended December 31,
PER SHARE DATA:	2023		2022	2021	2020	2019
Net asset value, beginning of year	$11.38		$14.56	$12.80	$11.66	$9.54

INVESTMENTS OPERATIONS:
Net investment income(b)	0.17		0.15	0.13	0.10	0.18
Net realized and unrealized gain (loss) on investments	1.83		(3.19)	1.88	1.11	2.11
Total from investment operations	2.00		(3.04)	2.01	1.21	2.29

LESS DISTRIBUTIONS FROM:
From net investment income	(0.21)		(0.14)	(0.11)	(0.07)	(0.15)
From net realized gains	—		—	(0.14)	—	(0.02)
Total distributions	(0.21)		(0.14)	(0.25)	(0.07)	(0.17)

Redemption fee proceeds(b)	—	(c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of year	$13.17		$11.38	$14.56	$12.80	$11.66

TOTAL RETURN(d)	17.73%		(20.91)%	15.79%	10.40%	23.98%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$420,596		$378,577	$391,477	$245,021	$91,225
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)	0.90	%(e)	0.94%	0.93%	1.04%	1.17%
After expense reimbursement (recapture)	0.80	%(e)	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense reimbursement (recapture)	1.27%		1.12%	0.78%	0.72%	1.26%
After expense reimbursement (recapture)	1.37%		1.26%	0.91%	0.96%	1.63%
Portfolio turnover rate	16%		18%	10%	14%	11%

Portfolio Turnover is calculated for the Fund as a whole.

(a)

For periods prior to October 23, 2023, reflects financial information and returns of Class I of Aristotle International Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023.

(b)	Based on average shares outstanding for the year.
(c)	Amount represents less than $0.005 per share.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and do not include deduction of any applicable sales charges.
(e)	Includes Tax reclaim service fee of 0.00%.

See Notes to Financial Statements

Aristotle Small Cap Equity Fund
Financial Highlights
Class A

	October 23, 2023(a) through December 31, 2023
PER SHARE DATA:
Net asset value, beginning of period	$11.95

INVESTMENTS OPERATIONS:
Net investment income(b)	0.01
Net realized and unrealized gain on investments	1.82
Total from investment operations	1.83

LESS DISTRIBUTIONS FROM:
From net investment income	—
From net realized gains	—
Total distributions	—

Net asset value, end of period	$13.78

TOTAL RETURN(d)	15.31	%(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$3,802
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)	1.16	%(e)
After expense reimbursement (recapture)	1.16	%(e)
Ratio of net investment income to average net assets:
Before expense reimbursement (recapture)	0.42	%(e)
After expense reimbursement (recapture)	0.42	%(e)
Portfolio turnover rate	10	%(c)

Portfolio Turnover is calculated for the Fund as a whole.

(a)

This Fund was part of a reorganization of a series of the Investment Managers Series Trust (an “Acquired Fund”) into the Fund, in which the Acquired Fund acted as the accounting survivor. The amounts shown are based on the 70 days between the date of reorganization and the end of the period.

(b)	Net investment income per share has been calculated based on average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and do not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements

Aristotle Small Cap Equity Fund
Financial Highlights
Class C

	October 23, 2023(a) through December 31, 2023
PER SHARE DATA:
Net asset value, beginning of period	$11.38

INVESTMENTS OPERATIONS:
Net investment income(b)	(0.01)
Net realized and unrealized gain on investments	1.73
Total from investment operations	1.72

LESS DISTRIBUTIONS FROM:
From net investment income	—
From net realized gains	—
Total distributions	—

Net asset value, end of period	$13.10

TOTAL RETURN(d)	15.11	%(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$988
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)	1.91	%(e)
After expense reimbursement (recapture)	1.91	%(e)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement (recapture)	(0.33	)%(e)
After expense reimbursement (recapture)	(0.33	)%(e)
Portfolio turnover rate	10	%(c)

Portfolio Turnover is calculated for the Fund as a whole.

(a)

This Fund was part of a reorganization of a series of the Investment Managers Series Trust (an “Acquired Fund”) into the Fund, in which the Acquired Fund acted as the accounting survivor. The amounts shown are based on the 70 days between the date of reorganization and the end of the period.

(b)	Net investment income per share has been calculated based on average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and do not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements

Aristotle Small Cap Equity Fund
Financial Highlights
Class I-2(a)

	Year ended December 31,
PER SHARE DATA:	2023	2022	2021	2020	2019
Net asset value, beginning of year	$13.67	$15.99	$13.90	$12.96	$10.74

INVESTMENTS OPERATIONS:
Net investment income(b)	0.06	—	(0.01)	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.84	(1.63)	2.61	1.19	2.41
Total from investment operations	0.90	(1.63)	2.60	1.20	2.42

LESS DISTRIBUTIONS FROM:
From net investment income	(0.08)	—	— (c)	— (c)	— (c)
From net realized gains	(0.05)	(0.69)	(0.51)	(0.26)	(0.20)
Total distributions	(0.13)	(0.69)	(0.51)	(0.26)	(0.20)

Redemption fee proceeds(b)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of year	$14.44	$13.67	$15.99	$13.90	$12.96

TOTAL RETURN(d)	6.65%	(10.26)%	18.87%	9.31%	22.59%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$203,865	$190,626	$215,876	$161,570	$117,255
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)	1.00%	1.01%	1.00%	1.13%	1.16%
After expense reimbursement (recapture)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement (recapture)	0.34%	(0.09)%	(0.16)%	(0.17)%	(0.21)%
After expense reimbursement (recapture)	0.44%	0.02%	(0.06)%	0.06%	0.05%
Portfolio turnover rate	10%	19%	14%	24%	59%

Portfolio Turnover is calculated for the Fund as a whole.

(a)

For periods prior to October 23, 2023, reflects financial information and returns of Class I of Aristotle Small Cap Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023. On November 6, 2023, the Fund’s Class I-2 shares were merged into Class I-3 shares. Class I-3 was subsequently renamed class I-2, and the Class I-3 name was discontinued following the merger.

(b)	Based on average shares outstanding for the year.
(c)	Amount represents less than $0.005 per share.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and do not include deduction of any applicable sales charges.

See Notes to Financial Statements

Aristotle Small Cap Equity Fund
Financial Highlights
Class R6

	October 23, 2023(a) through December 31, 2023
PER SHARE DATA:
Net asset value, beginning of period	$11.78

INVESTMENTS OPERATIONS:
Net investment income(b)	0.02
Net realized and unrealized gain on investments	1.79
Total from investment operations	1.81

LESS DISTRIBUTIONS FROM:
From net investment income	—	(f)
From net realized gains	—
Total distributions	—

Net asset value, end of period	$13.59

TOTAL RETURN(d)	15.38	%(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,235
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)	0.86	%(e)
After expense reimbursement (recapture)	0.85	%(e)
Ratio of net investment income to average net assets:
Before expense reimbursement (recapture)	0.72	%(e)
After expense reimbursement (recapture)	0.73	%(e)
Portfolio turnover rate	10	%(c)

Portfolio Turnover is calculated for the Fund as a whole.

(a)

This Fund was part of a reorganization of a series of the Investment Managers Series Trust (an “Acquired Fund”) into the Fund, in which the Acquired Fund acted as the accounting survivor. The amounts shown are based on the 70 days between the date of reorganization and the end of the period.

(b)	Net investment income per share has been calculated based on average shares outstanding method.
(c)	Not annualized for periods less than one year.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and do not include deduction of any applicable sales charges.
(e)	Annualized for periods less than one year.
(f)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

Aristotle/Saul Global Equity Fund
Financial Highlights
Class I-2(a)

	For the Year Ended December 31,
PER SHARE DATA:	2023		2022	2021	2020	2019
Net asset value, beginning of period	$12.98		$16.53	$14.18	$12.79	$10.76

INVESTMENTS OPERATIONS:
Net investment income(b)	0.16		0.14	0.11	0.11	0.12
Net realized and unrealized gain (loss) on investments	2.28		(3.01)	2.65	2.01	2.83
Total from investment operations	2.44		(2.87)	2.76	2.12	2.95

LESS DISTRIBUTIONS FROM:
From net investment income	(0.18)		(0.16)	(0.11)	(0.12)	(0.17)
From net realized gains	(0.77)		(0.52)	(0.30)	(0.61)	(0.75)
Total distributions	(0.95)		(0.68)	(0.41)	(0.73)	(0.92)

Redemption fee proceeds(b)	—		—	— (c)	— (c)	— (c)
Net asset value, end of period	$14.47		$12.98	$16.53	$14.18	$12.79

TOTAL RETURN(d)	19.07%		(17.49)%	19.54%	16.68%	27.55%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$58,073		$67,499	$94,029	$69,128	$70,240
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)	1.00	%(e)	0.95%	0.95%	1.07%	1.02%
After expense reimbursement (recapture)	0.81	%(e)	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement (recapture)	0.97%		0.88%	0.55%	0.63%	0.75%
After expense reimbursement (recapture)	1.16%		1.03%	0.70%	0.90%	0.97%
Portfolio turnover rate	10%		22%	13%	12%	22%

(a)

For periods prior to October 23, 2023, reflects financial information and returns of Class I of Aristotle/Saul Global Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023.

(b)	Based on average shares outstanding for the year.
(c)	Amount represents less than $0.005 per share.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and do not include deduction of any applicable sales charges.
(e)	Includes Tax reclaim service fee of 0.01%.

See Notes to Financial Statements

Aristotle Value Equity Fund
Financial Highlights
Class A

	December 28, 2023(a) through December 31, 2023
PER SHARE DATA:
Net asset value, beginning of period	$10.00

INVESTMENTS OPERATIONS:
Net investment income(b)	—	(c)
Net realized and unrealized gain (loss) on investments	(0.02)
Total from investment operations	(0.02)

LESS DISTRIBUTIONS FROM:
From net investment income	—
From net realized gains	—
Total distributions	—

Net asset value, end of period	$9.98

TOTAL RETURN(e)	(0.20	)%(d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)(g)	0.95	%(f)
After expense reimbursement (recapture)(g)	0.95	%(f)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement (recapture)(g)	1.13	%(f)
After expense reimbursement (recapture)(g)	1.13	%(f)
Portfolio turnover rate	7	%(d)

Portfolio Turnover is calculated for the Fund as a whole.

(a)	Commencement of operations.
(b)	Net investment income per share has been calculated based on average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and do not include deduction of any applicable sales charges.
(f)	Annualized for periods less than one year.

See Notes to Financial Statements

Aristotle Value Equity Fund
Financial Highlights
Class I

	December 26, 2023(a) through December 31, 2023
PER SHARE DATA:
Net asset value, beginning of period	$10.00

INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	—	(c)
Net realized and unrealized gain (loss) on investments	0.01
Total from investment operations	0.01

LESS DISTRIBUTIONS FROM:
From net investment income	(0.26)
From net realized gains	—
Total distributions	(0.26)

Net asset value, end of period	$9.75

TOTAL RETURN(e)	0.12	%(d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$24
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)	0.70	%(f)
After expense reimbursement (recapture)	0.70	%(f)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement (recapture)	1.44	%(f)
After expense reimbursement (recapture)	1.44	%(f)
Portfolio turnover rate	7	%(d)

Portfolio Turnover is calculated for the Fund as a whole.

(a)	Commencement of operations.
(b)	Net investment income per share has been calculated based on average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and do not include deduction of any applicable sales charges.
(f)	Annualized for periods less than one year.

See Notes to Financial Statements

Aristotle Value Equity Fund
Financial Highlights
Class I-2(a)

	Year ended December 31,
PER SHARE DATA:	2023		2022	2021	2020		2019
Net asset value, beginning of year	$17.14		$20.55	$16.83	$14.79		$11.29

INVESTMENTS OPERATIONS:
Net investment income(b)	0.25		0.21	0.16	0.13		0.13
Net realized and unrealized gain (loss) on investments	3.13		(3.29)	4.03	2.00		3.50
Total from investment operations	3.38		(3.08)	4.19	2.13		3.63

LESS DISTRIBUTIONS FROM:
From net investment income	(0.24)		(0.21)	(0.13)	(0.09)		(0.13)
From net realized gains	—		(0.12)	(0.34)	—		—
Total distributions	(0.24)		(0.33)	(0.47)	(0.09)		(0.13)

Redemption fee proceeds(b)	—	(c)	— (c)	— (c)	—	(c)	— (c)
Net asset value, end of year	$20.28		$17.14	$20.55	$16.83		$14.79

TOTAL RETURN(d)	19.70%		(15.04)%	24.90%	14.38%		32.18%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$679,164		$683,322	$947,191	$396,792		$99,537
Ratio of expenses to average net assets:
Before expense reimbursement (recapture)	0.71	%(f)	0.71%	0.71%	0.79%		0.93%
After expense reimbursement (recapture)	0.69	%(f)	0.69%	0.69%	0.70	%(e)	0.78%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement (recapture)	1.36%		1.16%	0.78%	0.83%		0.82%
After expense reimbursement (recapture)	1.38%		1.18%	0.80%	0.92%		0.97%
Portfolio turnover rate	7%		20%	14%	14%		86%

Portfolio Turnover is calculated for the Fund as a whole.

(a)

For periods prior to October 23, 2023, reflects financial information and returns of Class I of Aristotle Value Equity Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, as a result of a reorganization of the Predecessor Fund into the Fund on October 23, 2023.

(b)	Based on average shares outstanding for the year.
(c)	Amount represents less than $0.005 per share.
(d)	Total return includes reinvestment of all dividends and capital gain distributions, if any, and do not include deduction of any applicable sales charges.
(e)

Effective March 1, 2020, the Fund’s adviser had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.69% of average daily net assets of the Fund. Prior to March 1, 2020, the annual operating expense limitation was 0.78%.

(f)	Includes Tax reclaim service fee of 0.00%.

See Notes to Financial Statements

Aristotle Funds Series Trust
Notes to Financial Statements
December 31, 2023

Note 1 – Organization

Aristotle Funds Series Trust (which may be referred to as “Aristotle Funds” or the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, management investment company, and is organized as a Delaware statutory trust established pursuant to a Declaration of Trust dated November 29, 2022. Aristotle Investment Services, LLC (“AIS” or the “Adviser”) serves as investment adviser to the Trust. As of December 31, 2023, the Trust was comprised of the following nineteen separate funds (each individually a “Fund”, and collectively the “Funds”):

● Aristotle Core Income Fund

● Aristotle ESG Core Bond Fund

● Aristotle Floating Rate Income Fund

● Aristotle High Yield Bond Fund

● Aristotle Short Duration Income Fund

● Aristotle Strategic Income Fund

● Aristotle Ultra Short Income Fund

● Aristotle Core Equity Fund

● Aristotle Growth Equity Fund

● Aristotle International Equity Fund

● Aristotle Small Cap Equity Fund

● Aristotle Small/Mid Cap Equity Fund

● Aristotle Value Equity Fund

● Aristotle/Saul Global Equity Fund

● Aristotle Portfolio Optimization Aggressive Growth Fund

● Aristotle Portfolio Optimization Conservative Fund

● Aristotle Portfolio Optimization Growth Fund

● Aristotle Portfolio Optimization Moderate Conservative Fund

● Aristotle Portfolio Optimization Moderate Fund

All of the Funds are classified and operate as diversified funds as of the date of this shareholder report under the 1940 Act, with the exception of the Aristotle Growth Equity Fund, which operates as a non-diversified company within the meaning of the 1940 Act. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

The Aristotle Core Income Fund, Aristotle ESG Core Bond Fund, Aristotle Floating Rate Income Fund, Aristotle High Yield Bond Fund, Aristotle Short Duration Income Fund, Aristotle Strategic Income Fund and Aristotle Ultra Short Income Fund are collectively the “Income Funds”. The Aristotle Core Equity Fund, Aristotle Growth Equity Fund, Aristotle International Equity Fund, Aristotle Small Cap Equity Fund, Aristotle Value Equity Fund, Aristotle/Saul Global Equity Fund, and Aristotle Small/Mid Cap Equity Fund are collectively the “Equity Funds”. The Aristotle Portfolio Optimization Aggressive Growth Fund, Aristotle Portfolio Optimization Conservative Fund, Aristotle Portfolio Optimization Growth Fund, Aristotle Portfolio Optimization Moderate Conservative Fund and Aristotle Portfolio Optimization Moderate Fund are collectively the “Portfolio Optimization Funds”.

Aristotle Core Equity Fund, Aristotle International Equity Fund, Aristotle Small Cap Equity Fund, Aristotle/Saul Global Equity Fund, and Aristotle Value Equity Fund (the “Legacy Aristotle Funds”) were each part of a reorganization with corresponding series of the Investment Managers Series Trust (the “IMST Funds”), which occurred on October 23, 2023 (the “October 2023 Reorganization”). The IMST Funds were the accounting survivors of the October 2023 Reorganization, and had a fiscal year end of December 31; as such, the Legacy Aristotle Funds had a fiscal year end of December 31 following the October 2023 Reorganization. It is anticipated that the Legacy Aristotle Funds will change their fiscal year end to March 31, beginning March 31, 2024. This shareholder report is applicable only to the Legacy Aristotle Funds in respect of their fiscal year ended December 31, 2023.

The Aristotle Core Equity Fund’s primary investment objective is to seek long-term growth of capital. The Fund offers Class A, Class I, and Class I-2 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. In general: (i) Class A shares are subject to a maximum 4.25% front-end sales charge; and (ii) Class I, and Class I-2 shares are sold at net asset value without a sales charge. On October 23, 2023, the Aristotle Core Equity Fund II acquired the assets and assumed the liabilities of the Aristotle Core Equity Fund, a series of the Investment Managers Series Trust (“IMST”). The Aristotle Core Equity Fund acted as the accounting survivor. The newly reorganized Fund was subsequently renamed the Aristotle Core Equity Fund.

The Aristotle International Equity Fund’s primary investment objective is to seek long-term capital appreciation. The Fund offers Class A, Class I and Class I-2 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. (i) Class A shares are subject to a maximum 4.25% front-end sales charge and (ii) Class I and Class I-2 shares are sold at net asset value without a sales charge. On October 23, 2023, the Aristotle International Equity Fund II acquired the assets and assumed the liabilities of the Aristotle International Equity Fund, a series of IMST. The Aristotle International Equity Fund acted as the accounting survivor. The newly reorganized Fund was subsequently renamed the Aristotle International Equity Fund.

The Aristotle Small Cap Equity Fund’s primary investment objective is to seek long-term capital appreciation. The Fund offers Class A, Class C, Class I, Class R6, and Class I-2 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. (i) Class A shares are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I, Class R6, Class I-2 shares are sold at net asset value without a sales charge. On April 17, 2023, the Small Cap Equity Fund II acquired the assets and assumed

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
December 31, 2023

the liabilities of the Pacific Funds Small-Cap and the Pacific Funds Small-Cap Value, both series of Pacific Funds Series Trust. In addition, effective October 23, 2023, the Aristotle Small Cap Equity Fund II acquired the assets and assumed the liabilities of the Aristotle Small Cap Equity Fund, a series of IMST. The Aristotle Small Cap Equity Fund acted as the accounting survivor. The newly reorganized Fund was subsequently renamed the Aristotle Small Cap Equity Fund.

The Aristotle Value Equity Fund’s primary investment objective is to seek long-term growth of capital. The Fund offers Class A, Class I, Class I-2 and Class R6. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. (i) Class A shares are subject to a maximum 4.25% front-end sales charge; and (ii) Class I, Class I-2 and Class R6 shares are sold at net asset value without a sales charge. On October 23, 2023, the Aristotle Value Equity Fund II acquired the assets and assumed the liabilities of the Aristotle Value Equity Fund, a series of IMST. The Aristotle Value Equity Fund acted as the accounting survivor. The newly reorganized Fund was subsequently renamed the Aristotle Value Equity Fund. Class R6 commenced operations on January 29, 2024.

The Aristotle Saul/Global Equity Fund’s primary investment objective is to maximize long-term capital appreciation and income. The Fund offers Class A, Class I and Class I-2 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees. (i) Class A shares are subject to a maximum 4.25% front-end sales charge; and (ii) Class I and Class I-2 shares are sold at net asset value without a sales charge. On October 23, 2023. the Aristotle/Saul Global Equity Fund II acquired the assets and assumed the liabilities of the Aristotle/Saul Global Equity Fund, a series of IMST. The Aristotle/Saul Global Equity Fund acted as the accounting survivor. The newly reorganized Fund was subsequently renamed the Aristotle/Saul Global Equity Fund. Class A and Class I commenced operations on January 16, 2024.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Valuation Policy

The Trust’s Board of Trustees (the “Board”) has adopted a Valuation Policy for determining the value of the investments of each Fund of the Trust. Each Fund of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares reflects its net asset value (“NAV”), which is determined by taking the total value of its investments and other assets, subtracting any liabilities, and dividing by the total number of shares outstanding. For the purpose of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data from various sources detailed in the Adviser’s valuation procedures. Additionally, the Board has designated AIS as the “valuation designee” for fair valuation determination pursuant to 1940 Act Rule 2a-5, as discussed below.

The NAVs are calculated once per day on each day that the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. Each NAV is generally determined as of the close of trading of the NYSE (typically 4:00 p.m. Eastern Time) on days that the NYSE is open. Information that becomes known to the Trust or its agents after the determination of a NAV on a particular day will not normally be used to retroactively adjust the price of a Fund’s investment or the NAV determined earlier that day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

The NAVs will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a NYSE scheduled holiday or weekend, (ii) trading on the NYSE is restricted or halted, (iii) an emergency exists (as determined by the U.S. Securities and Exchange Commission (“SEC”)), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday; Good Friday; Memorial Day; Juneteenth; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving Day and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends or other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

In the event the NYSE closes prior to 4:00 p.m. Eastern Time, whether due to a scheduled or unscheduled early close, certain other markets or exchanges may remain open. Generally, the valuation of the securities in those markets or exchanges will follow the valuation policy described below, which may be after the official closing time of the NYSE.

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
December 31, 2023

Investment Valuation

Investments for which market quotations are readily available are valued at market value. Investments in underlying funds that are open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. When a market quotation for a portfolio holding is not readily available or is deemed unreliable (for example, when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other portfolio holdings, the portfolio holding is priced at its fair value. The Board has designated AIS, as the valuation designee, to make fair value determinations in good faith.

In determining the fair value of a Fund’s portfolio holdings, AIS, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or a Fund’s sub-adviser. Issuer-specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers, and other market data may be reviewed in the course of making a good faith determination of the fair value of a portfolio holding. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

Domestic Equity Investments

Domestic equity investments (including exchange-traded funds) are generally valued using the official closing price or last reported sale price from an exchange and does not normally take into account trading, clearances or settlements that take place after the close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

Foreign equity investments are generally valued using the official closing price or the last reported sale price from the principal foreign exchanges. The Funds may adjust for market events occurring between the close of certain foreign exchanges and the close of the NYSE. With respect to foreign equity holdings (traded in a foreign market which closes prior to the NYSE close), the values determined in accordance with the above, may be modified to reflect the estimates of a change in value from the time of the closing valuation in the foreign market until the time of the NYSE close, in accordance with information provided by a foreign fair value service or other service approved by the AIS Valuation Oversight Committee (“VOC”), to the extent that such foreign fair values are available. Certain Funds may hold investments that are primarily listed on foreign exchanges.

Investment Values Determined by the Valuation Oversight Committee

The Adviser’s valuation procedures include methodologies approved for valuing investments in circumstances where pricing data from approved sources is not readily available or deemed to be unreliable. In such circumstances, the valuation policy provide that the value of such investments may be determined in accordance with pre-approved fair valuation methodologies (“Pre-Approved Fair Valuation Methods”). These Pre-Approved Fair Valuation Methods may include, among others, amortized cost, intrinsic value, the use of broker dealer quotes, use of purchase price, use of merger or acquisition price, use of a reference instrument.

In the event pricing data from approved sources or a Pre-Approved Fair Valuation Methods are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the VOC or its delegate pursuant to the Valuation Charter. Valuations determined by the VOC or its delegate may require subjective inputs about the value of such investments. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers, and other market data may be reviewed in the course of making a good faith determination of the fair value of a portfolio holding. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Fair Value Measurements and Disclosure

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Utilizing the valuation policy, the VOC determines the level in which each investment is characterized. The VOC includes finance, operations, legal, risk and compliance members of the Trust’s Adviser, and the Trust’s Chief Legal Officer and Chief Compliance Officer. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

●	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
December 31, 2023

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The VOC reviews the Adviser’s valuation policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third-party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange traded prices, transaction prices, and/or observable vendor prices.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are modified to reflect the estimates of a change in value from the time of the closing valuation in the foreign market until the time of the NYSE close, in accordance with information provided by a foreign fair value service are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy.

The following is a summary of the inputs used, as of December 31, 2023, in valuing the Funds’ assets carried at fair value:

Aristotle Core Equity Fund

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$385,767,029	$—	$—	$385,767,029
Real Estate Investment Trusts	7,817,889	—	—	7,817,889
Total Investments	$393,584,918	$—	$—	$393,584,918

Aristotle International Equity Fund

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$603,605,021	$—	$—	$603,605,021
Total Investments	$603,605,021	$—	$—	$603,605,021

Aristotle Small Cap Equity Fund

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$189,668,143	$—	$—	$189,668,143
Real Estate Investment Trusts	9,076,946	—	—	9,076,946
Exchange Traded Funds	5,688,735	—	—	5,688,735
Total Investments	$204,433,824	$—	$—	$204,433,824

Aristotle/Saul Global Equity Fund

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$55,646,429	$—	$—	$55,646,429
Preferred Stocks*	1,581,808	—	—	1,581,808
Total Investments	$57,228,237	$—	$—	$57,228,237

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
December 31, 2023

Aristotle Value Equity Fund

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$642,647,365	$—	$—	$642,647,365
Real Estate Investment Trusts	22,806,978	—	—	22,806,978
Total Investments	$665,454,343	$—	$—	$665,454,343

*	For a detailed break-out of these securities by major sector classification, please refer to the Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for uncertainty in income taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of December 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders

Each Fund intends to distribute substantially all of its net investment income and realized capital gains, if any, to shareholders at least annually, although distributions could occur more or less frequently if it is advantageous to the specific Fund and to its shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
December 31, 2023

NOTE 3 - INVESTMENT ADVISORY AND OTHER AGREEMENTS PRIOR TO OCTOBER 23, 2023

Prior to October 23, 2023, the Investment Managers Series Trust (the “Predecessor Trust”), on behalf of the predecessor funds to certain Funds (the “Predecessor Funds”), entered into Investment Advisory Agreements (the “Agreements”) with Aristotle Capital Management, LLC, Aristotle Capital Boston, LLC and Aristotle Atlantic Partners, LLC (the “Advisors”). Under the terms of the Agreements, the Predecessor Funds payed a monthly investment advisory fee to the respective Advisor based on each Predecessor Fund’s average daily net assets. The annual rates are listed in the table below:

Predecessor Fund	Investment Advisors	Investment Advisory Fees
Aristotle Core Equity Fund	Aristotle Atlantic Partners, LLC	0.50%
Aristotle International Equity Fund	Aristotle Capital Management, LLC	0.70%
Aristotle Small Cap Equity Fund	Aristotle Capital Boston, LLC	0.75%
Aristotle/Saul Global Equity Fund	Aristotle Capital Management, LLC	0.70%
Aristotle Value Equity Fund	Aristotle Capital Management, LLC	0.60%

The respective Advisor for each Predecessor Fund had contractually agreed to waive its fees and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims pertaining to the Global Equity Fund and the International Equity Fund, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation).

The agreements were effective until October 23, 2023 when the Predecessor Funds reorganized into a respective Fund. The table below contains the expense cap by Predecessor Fund:

Fund	Total Limit on Annual Operating Expenses*
Aristotle Core Equity Fund	0.65%
Aristotle International Equity Fund	0.80%
Aristotle Small Cap Equity Fund	0.90%
Aristotle/Saul Global Equity Fund	0.80%
Aristotle Value Equity Fund	0.69%

*	The total limit on annual operating expenses is calculated based on each Predecessor Fund’s average daily net assets.

UMB Fund Services, Inc. (“UMBFS”) served as the Predecessor Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) served as the Predecessor Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, served as the Predecessor Funds’ custodian. The Predecessor Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the period ended October 23, 2023 are reported on the Statements of Operations. IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), served as the Predecessor Funds’ distributor (the “Distributor”). The Distributor did not receive compensation from the Predecessor Funds for its distribution services; the Advisor paid the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Predecessor Trust were employees of UMBFS or MFAC. The Predecessor Funds did not compensate trustees and officers affiliated with the Predecessor Funds’ co-administrators. For the period ended October 23, 2023, the Predecessor Funds’ allocated fees incurred to IMST trustees who were not affiliated with the Predecessor Funds’ co-administrators are reported on the Statements of Operations.

The IMST Board of Trustees had adopted a Deferred Compensation Plan (the “Plan”) for the Predecessor Funds’ non-interested trustees that enables trustees to elect to receive payment in cash or the option to select various fund(s) in the Predecessor Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provided for the creation of a deferred payment account. The Predecessor Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Predecessor Funds until distributed in accordance with the Plan. The Trustees’ Deferred compensation liability under the Plan constituted a general unsecured obligation of each Predecessor Fund and is disclosed in the Statements of Assets and Liabilities. Any applicable deferred compensation was distributed prior to October 23, 2023. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provided Chief Compliance Officer (“CCO”) services to the Predecessor Trust. The Predecessor Funds’ allocated fees incurred for CCO services for the period ended October 23, 2023, are reported on the Statements of Operations.

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
December 31, 2023

Note 4 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Adviser based on each Fund’s average daily net assets. Fees paid to the Adviser for the period ended December 31, 2023 are reported on the Statements of Operations. The annual rates are listed by Fund in the below table:

Fund	Annual Investment Advisory Fee Rate (as a percentage of average daily net assets)
Aristotle Core Equity Fund	0.50%
Aristotle International Equity Fund	0.70%
Aristotle Small Cap Equity Fund	0.70%
Aristotle/Saul Global Equity Fund	0.70%
Aristotle Value Equity Fund	0.60%(a)

(a)	Effective as of January 22, 2024, the Advisory Fee rate for the Aristotle Value Equity Fund was reduced to 0.55%.

The Adviser engages the following sub-advisers to manage the Funds (each a “Sub Adviser” and collectively the “Sub Advisers”). The Adviser pays the Sub Advisers from its advisory fees.

Aristotle Atlantic Partners, LLC (“Aristotle Atlantic”)

Aristotle Atlantic, located at 50 Central Avenue, Suite 750, Sarasota, Florida 34236, acts as sub-adviser to Aristotle Core Equity Fund.

Aristotle Capital Boston, LLC (“Aristotle Boston”)

Aristotle Boston, located at One Federal Street, 36th Floor, Boston, Massachusetts 02110, acts as sub-adviser to the Aristotle Small Cap Equity Fund.

Aristotle Capital Management, LLC (“Aristotle Capital”)

Aristotle Capital, located at 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, California 90025, acts as investment adviser to Aristotle International Equity Fund, Aristotle/Saul Global Equity Fund, and Aristotle Value Equity Fund.

Aristotle Investment Services, LLC (“AIS”) in its capacity as the Funds’ administrator (the “Administrator”), effective on October 23, 2023, performs certain administrative services for each of the Funds pursuant to a supervision and administration agreement (as amended and restated from time to time, the “Supervision and Administration Agreement”) with the Trust. Pursuant to the Supervision and Administration Agreement, the Administrator provides the Funds with certain supervisory, administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers. The Administrator receives a supervision and administration fee in return for its services. The supervision and administration services provided by the Administrator include, among others, (i) shareholder services, including the preparation of shareholder reports and the maintenance of a shareholder call center; (ii) regulatory compliance, such as report filings with the SEC and state or other regulatory authorities; and (iii) general supervision and coordination of matters relating to the operation of the Funds, including coordination of the services performed by the Funds’ advisers, custodian, transfer agent, dividend disbursing agent, recordkeeping agent, legal counsel, independent public accountants and others. The Administrator pays for and furnishes the office space and equipment necessary to carry out the Funds’ business and pays the compensation of the Trust’s officers and employees. In addition, the Administrator is responsible for arranging the services and bearing the expenses of the Trust’s service providers, including, among others, legal, audit, transfer agency, and recordkeeping services. The Administrator is also responsible for the costs of registration of the Trust’s shares and the printing of prospectuses and shareholder reports for current shareholders.

The supervision and administration fee for each class of each Fund is paid at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class’s shares taken separately):

Fund	Supervision and Administration Fee
Aristotle Core Equity Fund
Class A	0.15%
Class I	0.15%
Class I-2	0.15%

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
December 31, 2023

Fund	Supervision and Administration Fee
Aristotle International Equity Fund
Class A	0.08%
Class I	0.08%
Class I-2	0.08%
Aristotle Small Cap Equity Fund
Class A	0.20%
Class C	0.20%
Class I	0.20%
Class R6	0.15%
Class I-2	0.20%
Aristotle/Saul Global Equity Fund
Class A	0.08%
Class I	0.08%
Class I-2	0.08%
Aristotle Value Equity Fund
Class A	0.09%(a)
Class I	0.09%(a)
Class I-2	0.09%(a)
Class R6	0.01%(a)

(a)	Effective as of January 22, 2024, the Supervision and Administration Fee rate was raised to 0.14% for Class A, Class I and Class I-2 and to 0.06% for Class R6.

The Adviser has contractually agreed that to the extent that the aggregate expenses (the “Expenses”) incurred by a Fund, including but not limited to organizational and offering costs and the fees (but excluding interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures which are capitalized in accordance with generally accepted accounting principles (other than offering costs), other extraordinary expenses not incurred in the ordinary course of such Fund’s business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), exceed on an annual basis the amount specified below, AIS shall waive its fees under either or both of the Supervision and Administration Agreement and Advisory Agreement in an amount equal to such excess amount so that the Expenses incurred by a Fund in any fiscal year do not exceed the expense limit. Waived expenses are not subject to future recoupment.

		Total Limit on Annual Operating Expenses†
Fund	Agreement Expires	Class A	Class C	Class I	Class R6	Class I-2
Aristotle Core Equity Fund	July 31, 2026	—	—	—	—	0.65%
Aristotle International Equity Fund	July 31, 2026	—	—	—	—	0.78%
Aristotle Small Cap Equity Fund	July 31, 2025	1.20%	1.95%	0.90%	0.85%	0.90%*
Aristotle/Saul Global Equity Fund	July 31, 2026	—	—	—	—	0.78%
Aristotle Value Equity Fund	July 31, 2026	—	—	—	—**	0.69%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.
*	Agreement expires on July 31, 2026.
**	Effective January 29, 2024, the Aristotle Value Equity Fund-Class R6 agreed to an expense limit of 0.61%.

Note 5 – FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the fiscal year ended December 31, 2023, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for short-term capital gain distributions received, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
December 31, 2023

Net investment income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

On the Statements of Assets and Liabilities, the following adjustments were made:

Fund	Total Distributable Earnings (Loss)	Capital Stock
Aristotle Core Equity Fund	$777,493	$(777,493)
Aristotle International Equity Fund	626,655	(626,655)
Aristotle Small Cap Equity Fund	959,908	(959,908)
Aristotle/Saul Global Equity Fund	(340)	340
Aristotle Value Equity Fund	—	—

Accumulated capital losses represent net capital loss carryovers as of December 31, 2023 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the amounts of capital loss carryover, if any, by each of the applicable Funds as of December 31, 2023 and capital loss carryover from prior years utilized during the fiscal year ended December 31, 2023:

	Unlimited Period of Net Capital Loss Carryover		Accumulated Capital Loss	Capital Loss Carryover Utilized During the Year Ended December 31,
Fund	Short Term	Long Term	Carryover	2023
Aristotle Core Equity Fund	$(3,573,757)*	$(5,022,162)**	$(8,595,919)	$—
Aristotle International Equity Fund	(1,669,701)	(15,108,743)	(16,778,444)	—
Aristotle Small Cap Equity Fund	(2,108,673)	—	(2,108,673)	(1,134,935)
Aristotle/Saul Global Equity Fund	—	—	—	—
Aristotle Value Equity Fund	—	(16,254,697)	(16,254,697)	—

*	Per the IRS, use of these losses is limited to $(1,404,540) per year.
**	Per the IRS, use of these losses is limited to $(4,013,733) per year.

Additionally, at December 31, 2023, the Funds deferred on a tax basis losses as follows:

Fund	Post-October Losses	Late-Year Losses
Aristotle Core Equity Fund	$—	$—
Aristotle International Equity Fund	—	—
Aristotle Small Cap Equity Fund	—	—
Aristotle/Saul Global Equity Fund	—	—
Aristotle Value Equity Fund	—	—

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively.

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
December 31, 2023

At December 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Aristotle Core Equity Fund	Aristotle International Equity Fund	Aristotle Small Cap Equity Fund	Aristotle/Saul Global Equity Fund	Aristotle Value Equity Fund
Cost of Portfolio	$315,538,861	$539,496,552	$179,229,440	$39,222,186	$510,569,085
Gross Unrealized Appreciation	90,499,274	96,467,365	53,422,356	20,055,096	170,368,498
Gross Unrealized Depreciation	(12,453,217)	(32,358,896)	(28,217,972)	(2,049,045)	(15,483,240)
Gross Unrealized Appreciation/(Depreciation) on Foreign Currencies	—	21,506	—	(839)	—
Net Unrealized Appreciation/(Depreciation)	78,046,057	64,129,975	25,204,384	18,005,212	154,885,258
Undistributed Ordinary Income	—	—	—	3,303	2,273,320
Undistributed Long-Term Capital Gains	—	—	—	421,839	—
Other Accumulated Gains/(Losses)	(8,595,919)	(16,778,444)	(2,108,673)	—	(16,254,697)
Total Distributable Earnings/(Loss)	69,450,138	47,351,531	23,095,711	18,430,354	140,903,881

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after December 31, 2020.

TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gains distributions to shareholders during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

	For the Year Ended December 31, 2023			For the Year Ended December 31, 2022
Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Aristotle Core Equity Fund	$2,089,883	$—	$2,089,883	$803,097	$598,391	$1,401,488
Aristotle International Equity Fund	7,188,659	—	7,188,659	4,698,478	—	4,698,478
Aristotle Small Cap Equity Fund	1,098,665	669,428	1,768,093	—	9,325,231	9,325,231
Aristotle/Saul Global Equity Fund	706,709	2,936,281	3,642,990	786,248	2,576,225	3,362,473
Aristotle Value Equity Fund	7,885,115	—	7,885,115	8,597,840	4,643,009	13,240,849

The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Note 6 – Distribution and Service Plan

Class A shares and Class C shares have adopted a Distribution and Service Plan in accordance with Rule 12b-1 (“12b-1”) under the 1940 Act. For the period ended December 31, 2023, distribution and service fees incurred are disclosed on the Statements of Operations. The Plan provides for the payment of distribution and service fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares and 1.00% of average daily net assets attributable to Class C shares.

NOTE 7 - SHAREHOLDER SERVICING PLAN

Aristotle Core Equity Fund, Aristotle International Equity Fund, and Aristotle Small Cap Equity Fund were each part of a reorganization with corresponding series of the Investment Managers Series Trust (“IMST”), which occurred on October 23, 2023 (the “October 2023 Reorganization”). The predecessor IMST fund that merged into each such Fund had paid shareholder servicing fees pursuant to a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of the average daily net assets of shares serviced by shareholder servicing agents who provided administrative and support services to their customers. Such fees were paid by the applicable IMST predecessor funds until the October 2023 Reorganization. The Trust does not have a separate shareholder servicing plan.

For the year ended December 31, 2023, the International Equity Fund, the Small Cap Equity Fund and the Core Equity Fund shareholder servicing fees incurred under the IMST Shareholder Servicing Plan are disclosed on the Statement of Operations.

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
December 31, 2023

NOTE 8 – INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties of the Trust. In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

NOTE 9 – RESTRICTED AND ILLIQUID SECURITIES

No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of it’s net assets in illiquid investments that are assets. The Adviser, with the assistance of the sub-advisers and/or pricing services, will determine the value of such securities in good faith pursuant to its fair valuation policy. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under the Funds’ liquidity risk management program adopted pursuant to Rule 22e-4 under the 1940 Act.

NOTE 10 – FOREIGN SECURITIES

For purposes of these financial statements, foreign securities are defined as securities issued by companies that are organized outside the United States. Investing in these types of securities make a fund more susceptible to additional risks. These risks include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to the Trust’s Valuation Policy.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on foreign currencies include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments includes changes in the value of investments resulting from exchange rates.

The value of the Funds’ foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates, as a change in the value of a foreign currency against the U.S. dollar generally will result in a corresponding change in the U.S. dollar value of securities denominated in that currency held by a Fund. In addition to the risks of foreign currency exchange rates generally, trading in the currencies of certain countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions, which may in turn make such holdings denominated in those currencies difficult to value. The Funds may also incur losses in connection with conversions between various currencies.

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
December 31, 2023

NOTE 11 – INVESTMENT TRANSACTIONS

Investment Transactions

For the year ended December 31, 2023, purchases and sales of investments were as follows:

	Purchases	Sales
Aristotle Core Equity Fund	$39,820,343	$68,215,799
Aristotle International Equity Fund	$68,054,056	$96,524,506
Aristotle Small Cap Equity Fund	$18,384,111	$33,158,393
Aristotle/Saul Global Equity Fund	$6,073,678	$24,045,143
Aristotle Value Equity Fund	$45,265,929	$151,422,146

There were no purchases or sales of U.S. Government securities during the year ended December 31, 2023.

NOTE 12 – REORGANIZATION

Mergers of Aristotle Core Equity Fund, Aristotle International Equity Fund, Aristotle Small Cap Equity Fund, Aristotle/Saul Global Equity Fund, Aristotle Value Equity Fund and Aristotle Core Equity Fund II, Aristotle International Equity Fund II, Aristotle Small Cap Equity Fund II, Aristotle/Saul Global Equity Fund II, Aristotle Value Equity Fund II.

On October 23, 2023, the Aristotle Core Equity Fund, Aristotle International Equity Fund, Aristotle Small Cap Equity Fund, Aristotle/Saul Global Equity Fund and Aristotle Value Equity Fund, each a series of the Investment Managers Series Trust (“IMST”), (the “Predecessor Funds” or the “Acquired Funds”) merged into the Aristotle Core Equity Fund II, Aristotle International Equity Fund II, Aristotle Small Cap Equity Fund II, Aristotle/Saul Global Equity Fund II and Aristotle Value Equity Fund II (the “Acquiring Funds”), respectively. The Predecessor Funds were deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights of the Acquiring Funds, subsequently named the Aristotle Core Equity Fund, Aristotle International Equity Fund, Aristotle Small Cap Equity Fund, Aristotle/Saul Global Equity Fund and Aristotle Value Equity Fund, reflect the operations of the Predecessor Funds for the periods prior to the reorganization date.

As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of the reorganization. Immediately prior to the reorganization, the net assets, fair value of investments, net unrealized appreciation/(depreciation) and fund shares outstanding of the Predecessor Funds were as follows:

Fund	Net Assets	Fair Value of Investments	Net Unrealized Appreciation/ (Depreciation)	Shares Outstanding	Tax capital loss carryforward
Aristotle Core Equity Fund	$160,303,939	$160,401,086	$25,327,710	8,881,307	(9,424,346)
Aristotle International Equity Fund	$375,259,394	$377,360,178	$12,596,276	32,399,612	(18,054,783)
Aristotle Small Cap Equity Fund	$176,656,934	$176,913,445	$1,710,106	14,084,291	(1,239,691)
Aristotle/Saul Global Equity Fund	$54,895,317	$54,762,270	$11,276,599	4,071,521	—
Aristotle Value Equity Fund	$607,640,014	$607,234,371	$58,948,691	34,641,853	(10,533,860)

In connection with the reorganization, the net assets of the Acquired Funds were acquired by the Acquiring Funds on October 23, 2023. The acquisition was accomplished by a tax-free exchange of all shares of the Acquired Funds for shares of the Acquiring Funds as described in the prior table. For financial reporting purposes, the Predecessor Funds are deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the Acquiring Funds. The assets received and shares issued by the Acquiring Funds were recorded at fair

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
December 31, 2023

value; and, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Information with respect to the net assets and other relevant operating data for the Acquired Funds on the merger date are included below:

	Before Reorganization		After Reorganization
	Aristotle Core Equity Fund II	Aristotle Core Equity Fund	Aristotle Core Equity Fund
Class I*
Shares	$19,415,441	$8,881,307	$19,415,441
Net Assets	$196,500,075	$160,303,939	$196,500,075
Net Asset Value	$10.12	$18.05	$10.12
Class I-2
Shares	$—	$—	$8,881,307
Net Assets	$—	$—	$160,303,939
Net Asset Value	$—	$—	$18.05
Fund Total
Net Unrealized Appreciation/(Depreciation)	$3,322,853	$25,327,710	$28,650,563

*

Class I Shares of the Aristotle Core Equity Fund, a series of IMST, were exchanged for Class I-2 shares of the Aristotle Core Equity Fund II, a series of Aristotle Funds Series Trust, which was subsequently renamed Aristotle Core Equity Fund.

	Before Reorganization		After Reorganization
	Aristotle International Equity Fund II	Aristotle International Equity Fund	Aristotle International Equity Fund
Class I*
Shares	$19,448,229	$32,399,612	$19,448,229
Net Assets	$182,607,294	$375,259,394	$182,607,294
Net Asset Value	$9.39	$11.58	$9.39
Class I-2
Shares	$—	$—	$32,399,612
Net Assets	$—	$—	$375,259,394
Net Asset Value	$—	$—	$11.58
Fund Total
Net Unrealized Appreciation/(Depreciation)	$(12,924,347)	$12,596,276	$(328,071)

*

Class I Shares of the Aristotle International Equity Fund, a series of IMST, were exchanged for Class I-2 shares of the Aristotle International Equity Fund II, a series of Aristotle Funds Series Trust, which was subsequently renamed Aristotle International Equity Fund.

	Before Reorganization		After Reorganization
	Aristotle Small Cap Equity Fund II	Aristotle Small Cap Equity Fund	Aristotle Small Cap Equity Fund
Class A
Shares	$290,893	$—	$290,893
Net Assets	$3,476,633	$—	$3,476,633
Net Asset Value	$11.95	$—	$11.95
Class C
Shares	$74,917	$—	$74,917
Net Assets	$852,283	$—	$852,283
Net Asset Value	$11.38	$—	$11.38
Class I*
Shares	$—	$14,084,291	$—
Net Assets	$—	$176,656,934	$—
Net Asset Value	$—	$12.54	$—
Class I-2**
Shares	$1,297,021	$—	$1,297,021
Net Assets	$15,893,062	$—	$15,893,062

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
December 31, 2023

	Before Reorganization		After Reorganization
	Aristotle Small Cap Equity Fund II	Aristotle Small Cap Equity Fund	Aristotle Small Cap Equity Fund
Net Asset Value	$12.25	$—	$12.25
Class I-3
Shares	$—	$—	$14,084,291
Net Assets	$—	$—	$176,656,934
Net Asset Value	$—	$—	$12.54
Class R6
Shares	$90,862	$—	$90,862
Net Assets	$1,070,788	$—	$1,070,788
Net Asset Value	$11.78	$—	$11.78
Fund Total
Net Unrealized Appreciation/(Depreciation)	$(1,386,574)	$1,710,106	$323,532

*

Class I Shares of the Aristotle Small Cap Equity Fund, a series of IMST, were exchanged for Class I-3 shares of the Aristotle Small Cap Equity Fund II, a series of Aristotle Funds Series Trust, which was subsequently renamed Aristotle Small Cap Equity Fund.

**	Effective November 6, 2023, Class I-2 was merged into Class I-3, and the subsequent share class was renamed Class I-2. The Class I-3 name was subsequently discontinued.

	Before Reorganization		After Reorganization
	Aristotle/Saul Global Equity Fund II	Aristotle/Saul Global Equity Fund	Aristotle/Saul Global Equity Fund
Class I*
Shares	$—	$4,071,521	$—
Net Assets	$—	$54,895,317	$—
Net Asset Value	$—	$13.48	$—
Class I-2
Shares	$—	$—	$4,071,521
Net Assets	$—	$—	$54,896,047
Net Asset Value	$—	$—	$13.48
Fund Total
Net Unrealized Appreciation/(Depreciation)	$—	$11,276,599	$11,276,599

*

Class I Shares of the Aristotle/Saul Global Equity Fund, a series of IMST, were exchanged for Class I-2 shares of the Aristotle/Saul Global Equity Fund II, a series of Aristotle Funds Series Trust, which was subsequently renamed Aristotle/Saul Global Equity Fund.

	Before Reorganization		After Reorganization
	Aristotle Value Equity Fund II	Aristotle Value Equity Fund	Aristotle Value Equity Fund
Class I*
Shares	$—	$34,641,853	$—
Net Assets	$—	$607,640,014	$—
Net Asset Value	$—	$17.54	$—
Class I-2
Shares	$—	$—	$34,641,853
Net Assets	$—	$—	$607,640,014
Net Asset Value	$—	$—	$17.54
Fund Total
Net Unrealized Appreciation/(Depreciation)	$—	$58,948,691	$58,948,691

*

Class I Shares of the Aristotle Value Equity Fund, a series of IMST, were exchanged for Class I-2 shares of the Aristotle Value Equity Fund II, a series of Aristotle Funds Series Trust, which was subsequently renamed Aristotle Value Equity Fund.

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
December 31, 2023

Assuming the merger had been completed on January 1, 2023, the beginning of the reporting period of the Acquiring Funds, the Acquiring Funds’ pro forma results of operations for the year ended December 31, 2023, are as follows:

Aristotle Core Equity Fund
Net investment income/loss	$2,034,383
Net realized and unrealized gain/loss on investments	$66,859,127
Total increase/decrease from operations	$68,893,510

Aristotle International Equity Fund
Net investment income/loss	$7,325,909
Net realized and unrealized gain/loss on investments	$68,932,013
Total increase/decrease from operations	$76,257,923

Aristotle Small Cap Equity Fund
Net investment income/loss	$942,434
Net realized and unrealized gain/loss on investments	$11,960,253
Total increase/decrease from operations	$12,902,687

NOTE 13 – SERVICE, CUSTODY, AND LINE OF CREDIT AGREEMENTS

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and a Custody Agreement with U.S. Bank, N.A. (“USB” or the “Custodian”), an affiliate of Fund Services. Under these agreements, Fund Services and the Custodian provide certain transfer agency, administrative, accounting and custody services. The Funds have established an uncommitted line of credit (“LoC”) with USB to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Funds’ portfolios as collateral, for all Funds except the Aristotle Floating Rate Income Fund and shell funds. Advances under the uncommitted LoC are limited to the lesser of the facility amount of $400,000,000, 20% of the Borrowing Fund’s market value, or 33 1/3% of the Borrowing Fund’s unencumbered assets. The uncommitted LoC has drawn pricing of the prime lending rate (the “Prime Rate”) minus 1%.

The Funds did not draw on the LoC during the year ending December 31, 2023.

NOTE 14 – TRUSTEE COMPENSATION

For each fiscal year, each Independent Trustee receives a retainer fee of $150,000. The Chairperson of the Board receives additional compensation of $20,000. The chairs of the Audit Committee and Nominating and Fund Governance Committee receive additional compensation of $10,000 and $5,000, respectively. Along with this compensation, the Trustees are reimbursed for expenses incurred in connection with attendance at quarterly meetings. The retainer fees and expense reimbursements are allocated proportionally to each Fund within the Trust based on net assets. No compensation is paid by the Trust to any of the Trust’s Officers or the Interested Trustee.

NOTE 15 – SUBSEQUENT EVENTS EVALUATION

Class Launch

Effective as of January 29, 2024, the Aristotle Value Equity Fund launched Class R6. Following the launch, Class R6 reflects the details below:

Fund Name	Ticker	CUSIP
Aristotle Value Equity Fund-Class R6	ARRQX	04045F253

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
December 31, 2023

NOTE 16 – CONTROL OWNERSHIP

Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Aristotle Core Equity Fund	Aristotle Portfolio Optimization Growth Fund	25.13%
Aristotle Small Cap Equity Fund	National Financial Services LLC	45.47%
Aristotle/Saul Global Equity Fund	Merrill Lynch Pierce Fenner & Smith	36.24%
Aristotle Value Equity Fund	Morgan Stanley Smith Barney LLC	57.04%

Accounting Standards Update

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

Tailored Shareholder Reporting

In October 2022, the SEC adopted a final rule entitled Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements (the “Tailored Shareholder Reporting Rule”). The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023, and all shareholder reports published on or after July 24, 2024 must be prepared consistent with the Tailored Shareholder Reporting Rule’s requirements.

Principal Risks

The following provides information about the principal risks of the Funds identified in the Prospectus.

Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact a Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal. A portfolio manager’s investment strategies are also discretionary and there can be no assurance that their investment strategies will be advantageous for a Fund. From time to time, the activities of a portfolio manager’s firm (and/or its affiliates) may be limited because of regulatory restrictions and/or their own internal policies or market, liquidity or other issues which may limit the investment opportunities for a Fund managed by such firm. Investments held for cash management or temporary defensive investing purposes can fluctuate in value and are subject to risk, including market and regulatory, interest rate and credit risks. Uninvested cash will be subject to the credit risk of the depositary institution holding the cash, in which case it is possible that no income would be earned on the cash and yield would go down. If significant assets are used for cash management or defensive investing purposes, investment goals may not be met.

Conflicts of Interest Risk: The adviser and sub-adviser are subject to competing interests that have the potential to influence investment decisions for the Fund. With respect to retaining new Managers for underlying funds, if an affiliate of the adviser has investment advisory capabilities in investment strategies used or to be used by an underlying funds, then the adviser may be influenced to recommend its affiliate as Manager of that underlying fund. With respect to underlying funds already managed by an affiliate of the adviser, these competing interests may influence the adviser with regard to remedial measures that it might recommend in the event such a Fund was underperforming. For example, in the case of an underperforming underlying fund managed by an affiliate of the adviser, the adviser may be influenced to recommend the pursuit of remedial measures other than replacement of its affiliate as a Manager of the Fund and to pursue such remedial measures for a longer period of time than might be the case if the underlying fund were managed by an unaffiliated Manager. In addition, the sub-adviser may be influenced by its or the adviser’s view of the best interests of underlying funds, such as a view that an underling fund may benefit from additional assets or could be harmed by redemptions. The sub-adviser has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and the sub-adviser may not take into account the interests of an underlying fund and its shareholders when making investment decisions for the Fund.

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
December 31, 2023

Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of a Fund’s investments denominated in or with exposure to that foreign currency. For Funds that may hold short currency exposure, an appreciation in the value of the currency shorted would incur a loss for the Fund. As a currency control, certain countries aim to fix (or “peg” or “manage”) the exchange rates of their currencies against other countries’ currencies (the reference currency), rather than allowing them to fluctuate based on market forces. A pegged currency typically has a very narrow band of fluctuation (or a completely fixed rate) against the value of its reference currency and, as a result, may experience sudden and significant decline in value if the reference currency also declines in value. A managed currency establishes minimum exchange rates against its reference currency and, as a result, is not allowed to fall below a certain level against the reference currency but can rise above the reference currency’s value. There is no guarantee that these currency controls will remain in place and if these exchange rates were allowed to fluctuate based on market forces (for instance, a currency is “de-pegged” against its reference currency), there can be large losses as a result of exchange rates movements, which may adversely impact a Fund’s returns. In addition, the use of foreign exchange contracts (such as forward foreign currency contracts) to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up and down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Income from equity securities may be reduced by changes in the dividend policies of issuers and there is no guarantee that issuers will distribute dividends in the future or that dividends will remain at current levels or increase over time. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. An equity security’s market value may decline for a number of reasons that relate to particular issuer, such as management performance, financial leverage, reduced demand for the issuer’s products or services, or as a result of factors that affect the issuer’s industry or market more broadly, such as labor shortages, increased production costs, or competitive conditions within an industry.

ETF Risk: Investing in an ETF will provide a Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their NAVs. If the Fund has to sell shares of an ETF when the shares are trading at a discount, the Fund will receive a price that is less than the ETF’s net asset value per share. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for several reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. An investment in an ETF is an investment in another investment company and therefore, the Fund’s shareholders will indirectly bear a proportionate share of any fees and expenses of the ETFs in which the Fund invests. A Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. The profitability of financial services companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or as a result of increased competition. During a general market downturn, numerous financial services companies may experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or even cease operations. These actions may cause the securities of a financial services company to experience dramatic declines in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.

Foreign Investment Risk: Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions, political developments, and changes in the regulatory environments of foreign markets. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. Changes in exchange rates and interest rates, and the imposition of foreign taxes, sanctions, confiscations, trade restrictions (including tariffs) and

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
December 31, 2023

other government restrictions by the United States and/or other governments may adversely affect the values of a Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. A Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Foreign Markets Risk: Investments in securities of foreign issuers and securities of companies with significant foreign exposure, including securities denominated in foreign currencies, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of the relevant foreign market. Political, social, and economic instability, the impact of economic sanctions, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in a country’s economy. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Foreign countries may also have different auditing standards than the U.S. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. If the United States imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes.

These factors can make investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, or other conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region. Depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a foreign (non-U.S.) company’s securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter are subject to the same risks of investments in emerging market countries described above. In addition, these securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, may not have any obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Among the foreign markets in which a Fund may invest are those countries that are members of the European Union (“EU”). Some of the countries of the EU are currently experiencing financial difficulties and have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank or other governments or institutions. The failure of such countries to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those countries and other countries within this “Eurozone.” In addition, certain EU countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, to the point where such countries could voluntarily abandon, or be forced out of, the euro. These events could globally impact the market values of securities and currencies, cause redenomination into less valuable local currencies and create more volatile and illiquid markets. The United Kingdom’s departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for EU markets. There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit may also increase the likelihood that other EU members may decide to leave or be expelled from the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU, and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events and other socio-political or geo-political issues that are not currently known could have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of a Fund’s investments.

Geographic Focus Risk: If a Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than “undervalued” companies, for example. A smaller company with a promising product and/or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. Additionally, many companies in certain market sectors like

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
December 31, 2023

health care and technology are faster-growing companies with limited operating histories and greater business risks, and their potential profitability may be dependent on regulatory approval of their products or developments affecting those sectors, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability.

Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the fund’s benchmark index, it may not result in the aggregate in investment performance matching that of that fund’s benchmark index or of other funds that purchased all or substantially all of the securities in the same index in approximately the same proportions as their weightings in the index.

Information Technology Sector Risk: Information Technology companies face several risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants, government regulation and patent and intellectual property rights and rapid obsolescence of products and services due to information technological innovations or changing consumer preferences. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable (also known as variable) interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions, and expectations about the foregoing. In addition, as interest rates rise, the value of fixed income investments will generally decrease. The negative impact on debt instruments from interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a Fund’s yield (and total return) also may be low, and the Fund may experience low or negative returns. A Fund may be subject to heightened levels of interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates. Floating or adjustable-rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset. An interest rate reset may not completely offset changes in interest rates. Resets that may be tied to an index may not reflect the prevailing interest rate changes. There is a risk of a lag between interest rate and index changes.

Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies but are still subject to equity securities risk. Large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

Leverage Risk: A Fund’s investment in forward commitments, futures contracts, options, or swap agreements, including taking short positions using certain derivatives, as a principal investment strategy gives rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed a Fund’s principal amount invested. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. There is no guarantee that a Fund will use leverage, or when it does, that a Fund’s leveraging strategy will be successful or produce a high return on an investment.

Liquidity Risk: Generally, a security or investment is considered illiquid if it is not reasonably expected to be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the security. Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. A Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests. Liquid investments may become less liquid or illiquid, and thus more difficult to sell, over time or suddenly and unexpectedly. This may occur, for example, as a result of adverse market or economic conditions (including financial distress, or geopolitical events such as sanctions, trading halts or wars) or investor perceptions, which may be independent of any adverse changes to the particular issuer. Less liquidity also means that more subjectivity may be used in establishing the value of the securities or other investments. For example, if market quotations are not readily available or reliable for these investments, the securities or other investments will be valued by a method

Aristotle Funds Series Trust
Notes to Financial Statements (Continued)
December 31, 2023

that reflects fair value. Valuations determined in this manner may require subjective inputs about the value of these investments. Some securities (such as loans) may have no active trading market and may be subject to restrictions on resale. The markets in which such securities trade may be subject to irregular trading, wide bid/ask spreads and extended trade settlement periods, which may impair a Fund’s ability to sell the holding at the price it has valued the holding causing a decline in the Fund’s NAV. Investments in companies in turn-around, distress or other similar situations may be or become less liquid than other investments, particularly when the economy is not robust or during market downturns. Reduced liquidity resulting from these situations may impede a Fund’s ability to meet unusually high or unanticipated levels of redemption requests. Each Fund may borrow money to the extent permitted under the 1940 Act to meet redemption requests by Fund shareholders; however, these actions may increase the expenses for a Fund (such as borrowing cost) or may not always be adequate, particularly during periods of market stress.

Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization (also known as “medium capitalization”) companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes. It may be difficult to sell a mid-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of mid-capitalization companies.

Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

Preferred Stock Risk: Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise. Convertible preferred stock allows the holder to convert the preferred shares into a fixed number of common shares, usually after a predetermined date. Like preferred stock, convertible preferred stock generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends but ranks behind bonds, including convertible bonds, in priority upon liquidation.

Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies. In addition, these companies may be more susceptible to the underperformance of a sector in which it belongs and therefore, may be riskier and more susceptible to price changes. It may be difficult or impossible to liquidate a small-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of smaller market capitalizations.

Underlying Fund Risk: Because a Fund is available for investment by the Portfolio Optimization Funds and thus may have a significant percentage of its outstanding shares held by a Portfolio Optimization Fund, a change in asset allocation by a Portfolio Optimization Fund could result in large redemptions out of a Fund, causing the sale of securities in a short timeframe and potential increases in expenses to a Fund and its remaining shareholders, both of which could negatively impact performance.

Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market. These companies may be subject to lower price volatility than companies considered to be “growth” companies. In value investing, the principal belief is that the market overreacts to good and bad news, resulting in stock price movements that do not correspond with a company’s long-term fundamentals. In that case, the result is an opportunity for value investors to profit by buying when the price is deflated. However, the intrinsic value of a company is subjective, meaning there is no empirically “correct” intrinsic value. A portfolio manager’s processes for determining value will vary. There is a risk that a portfolio manager’s determination that a stock is undervalued is not correct or is not recognized in the market.

Aristotle Funds Series Trust
Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Trustees of the
Aristotle Funds Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Aristotle Core Equity Fund, Aristotle International Equity Fund, Aristotle Small Cap Equity Fund, Aristotle/Saul Global Equity Fund, and Aristotle Value Equity Fund (the “Funds”), each a series of Aristotle Funds Series Trust (the “Trust”), including the schedules of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2012.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 29, 2024

Aristotle Funds Series Trust
Additional Notices
December 31, 2023

DIRECTORS & OFFICERS NOTE (Unaudited)

Management Information

The business and affairs of the Trust are managed under the direction of the Board under the Trust’s Declaration of the Trust. Trustees who are not deemed to be “interested persons” of the Trust (as defined in the 1940 Act) are referred to as “Independent Trustees.” Richard Schweitzer as Trustee and certain officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons” because of their positions with AIS and/or a Sub-Adviser or their affiliates. The Trustees and officers of the Trust and their principal occupations during the past five years as well as certain additional occupational information are shown below. The address of each Trustee and officer is c/o Aristotle Funds, 11100 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025. None of the Trustees hold directorships in companies that file periodic reports with the SEC or in other investment companies, other than those listed below.

I. Trustees

The following table sets out the Trustees of the Trust, their principal occupations and the other board positions held during the last five years, and certain other information:

Name and Year of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) and Other Board Positions Held During Past 5 Years	Number of Funds in Fund Complex Overseen
Independent Trustees
Joseph Chi 1966	Trustee	2022 to Present	Head of Responsible Investment of Dimensional Fund Advisors (2019 to 2021) Vice President and Senior Portfolio Manager, Dimensional Fund Advisors (March 2019 to October 2019) Chair of Investment Committee and Co-Head of Portfolio Management, Dimensional Fund Advisors (2012 to March 2019)	19
Wendy Greuel 1961	Trustee	2022 to Present	Executive in Residence and Strategic Advisor, California State University, Northridge, David Nazarian College of Business and Economics (2016 to Present) Consultant and Vice Chairperson, Discovery Cube Los Angeles, Discovery Cube Los Angeles (2014 to Present) Director, Fisker Inc. (2020 to Present)	19
Warren Henderson 1949	Trustee (Chair)	2022 to Present	President, Mosaic Global Partners (2002 to Present) President, Mosaic Investment Advisors (2002 to Present) Advisory Board Member, Intercontinental Real Estate Corporation (2003 to Present)	19
Dennis R. Sugino 1952	Trustee	2022 to Present	Founder, Kansa Advisory, LLC (2017 to Present)	19
Interested Trustee
Richard Schweitzer 1964	Trustee and President	2022 to Present	Chief Financial Officer and Chief Operating Officer of Aristotle Capital Management LLC (July 2011 to Present)	19

[1]	A Trustee serves until he or she resigns, retires, or his or her successor has been duly elected and qualified.

Aristotle Funds Series Trust
Additional Notices (Continued)
December 31, 2023

II. Trust Officers

The following table sets out the officers of the Trust (other than those listed above), their principal occupations during the last five years, and certain other information:

Name and Year of Birth	Position(s) with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) and Other Trusteeships Held During Past 5 Years
Joanne Chyun 1978	Assistant Treasurer and Vice President	2023 to Present

Senior Vice President of Aristotle Pacific Capital, LLC and Aristotle Investment Services, LLC (April 2023 to present)

Director of Pacific Asset Management LLC (March 2018 to April 2023)

Associate Vice President of PAAMCO Prisma (December 2006 to September 2017)

Thomas J. Fuccillo 1968	Chief Compliance Officer, Chief Legal Officer and Vice President	2023 to Present

Managing Director and Chief Legal Officer of Aristotle Investment Services, LLC (January 2023 to present)

Senior Attorney, Ropes & Gray LLP (law firm) (May 2022 to December 2022)

Managing Director and Head of U.S. Funds of Allianz Global Investors U.S. Holdings LLC (2019 to 2021); President and Chief Executive Officer (2016 to 2021) and Trustee (2019 to 2021) of the AllianzGI Funds Complex; Head of Funds Legal of Allianz Global Investors U.S. Holdings LLC (2008 to 2019)

Joseph Lallande 1970	Secretary and Vice President	2022 to Present

General Counsel of Aristotle Pacific Capital, LLC and Deputy Chief Legal Officer of Aristotle Investment Services, LLC (April 2023 to present)

Assistant Vice President and Assistant General Counsel of Pacific Life Insurance Company (September 2010 to April 2023)

Chief Operating Officer and President of Pacific Global ETF Trust (July 2021 to June 2022)

Vice President, Assistant Secretary of Pacific Global ETF Trust (December 2018 to July 2021)

Legal Counsel and Assistant Secretary of Pacific Global Advisors LLC (June 2018 to December 2021)

Joshua B. Schwab 1981	Treasurer and Vice President	2022 to Present

Chief Financial Officer/Chief Operating Officer of Aristotle Pacific Capital, LLC and Chief Financial Officer of Aristotle Investment Services, LLC (April 2023 to Present)

Assistant Vice President of Pacific Asset Management LLC (December 2019 to April 2023)

Assistant Vice President, Finance of Pacific Select Distributors, LLC (January 2022 to Present)

Vice President, Treasurer and Principal Financial Officer of Pacific Global ETF Trust (December 2018 to June 2022)

Managing Director of Pacific Global Advisors LLC (June 2018 to December 2021)

Assistant Vice President of Pacific Life Fund Advisors LLC d/b/a Pacific Asset Management (August 2015 to December 2019)

Aristotle Funds Series Trust
Additional Notices (Continued)
December 31, 2023

Name and Year of Birth	Position(s) with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) and Other Trusteeships Held During Past 5 Years
Kim M. St. Hilaire 1972	Vice President	2022 to Present

Managing Director of Aristotle Capital Management, LLC (May 2021 to Present) and Chief Operating Officer of Aristotle Investment Services, LLC (January 2023 to Present)

Chief Operating Officer of First Pacific Advisors, LLC (August 2018 to May 2021)

Senior Vice President of First Pacific Advisors, LLC (March 2016 to August 2018)

[1]	The officers serve at the pleasure of the Trustees or until their successors have been duly elected and qualified.

Additional information about the Trustees is included in each Fund’s Statement of Additional Information which is available, without charge, upon request by calling 844-ARISTTL (844-274-7885) or on the Funds’ website at www.aristotlefunds.com.

Other Tax Information (Unaudited)

The Funds designated the following percentages of dividends during the year ended December 31, 2023 as dividends qualifying for the dividends received deduction available to corporate shareholders and as dividends from net investment income that are qualifying income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively:

	Dividends received deduction % for corporate shareholders	% of dividends as qualified income
Aristotle Core Equity Fund	100.00%	100.00%
Aristotle International Equity Fund	0.00%	100.00%
Aristotle Small Cap Equity Fund	100.00%	100.00%
Aristotle/Saul Global Equity Fund	54.34%	100.00%
Aristotle Value Equity Fund	100.00%	100.00%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) for each Fund were as follows (unaudited).

% of dividends as short-term capital gain
Aristotle Core Equity Fund	0.00%
Aristotle International Equity Fund	0.00%
Aristotle Small Cap Equity Fund	3.17%
Aristotle/Saul Global Equity Fund	0.00%
Aristotle Value Equity Fund	0.00%

For the year ended December 31, 2023, the Fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

Fund	Gross Foreign Income	Foreign Tax Paid
Aristotle/Saul Global Equity Fund	818,907	79,608

Aristotle Funds Series Trust
Additional Notices (Continued)
December 31, 2023

Privacy Principles of the Aristotle Funds for Shareholders (Unaudited)

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Aristotle Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures (Unaudited)

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at 844-ARISTTL (844-274-7885) or on the SEC’s website at www.sec.gov.

Proxy Voting Record (Unaudited)

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 844-ARISTTL (844-274-7885) or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure (Unaudited)

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Funds’ Forms N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330. The Funds’ Forms N-Q or Part F of Form N-PORT may also be obtained by calling toll-free 844-ARISTTL (844-274-7885) or by visiting the Funds’ website https://www.aristotlefunds.com/resources/prospectuses-reports.

Householding (Unaudited)

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at 844-ARISTTL (844-274-7885).

Aristotle Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201
844-ARISTTL (844-274-7885)

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Aristotle Funds Series Trust

Adviser
Aristotle Investment Services, LLC
11100 Santa Monica Blvd, Suite 1700
Los Angeles, California 90025

Sub-Adviser Aristotle Atlantic Partners, LLC 50 Central Avenue, Suite 750 Sarasota, Florida 34236 Sub-Adviser Aristotle Capital Boston, LLC One Federal St., 36th Floor Boston, Massachusetts 02110

Sub-Adviser
Aristotle Capital Management, LLC
11100 Santa Monica Boulevard, Suite 1700
Los Angeles, California 90025

Sub-Adviser
Aristotle Pacific Capital LLC
840 Newport Center Drive, Suite 700
Newport Beach, California 92660

Sub-Adviser
Pacific Life Fund Advisors LLC
700 Newport Center Drive
Newport Beach, California 92660

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place, 50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102.

Custodian
U.S. Bank, N.A
1555 North RiverCenter Drive, Suite 300
Milwaukee, Wisconsin 53212

Fund Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Legal Counsel
Ropes & Gray, LLP
Prudential Tower, 800 Boylston Street
Boston, Massachusetts 02199

Distributor
Foreside Financial Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

(b)	Not applicable for this Registrant

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Wendy Greuel is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Tait, Weller & Baker LLP., to perform audit services, audit-related services, and tax services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the current fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 12/31/2023
Audit Fees	$90,500
Audit-Related Fees	$0
Tax Fees	$15,000
All Other Fees	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP. for the fiscal year ended December 31, 2023 applicable to non-audit services pursuant to a waiver of the pre-approval requirement was as follows:

FYE 12/31/2023
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) Not applicable

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountants for services to the registrant and to the registrant’s investment adviser or Service Affiliates (as defined below) for the last year.

Non-Audit Related Fees	FYE 12/31/2023
Registrant	$0
Registrant’s Investment Adviser	$0

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a). Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b). Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

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Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aristotle Funds Series Trust

By:	/s/ Richard Schweitzer
Richard Schweitzer
President

Date:	3/7/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard Schweitzer
Richard Schweitzer
President

Date:	3/7/2024

By:	/s/ Joshua B. Schwab
Joshua B. Schwab
Treasurer

Date:	3/7/2024

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